As filed with the Securities and Exchange Commission on April 13, 2026

1933 Act File No. 333-292146

1940 Act File No. 811-23963

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. 2	☑
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 6	☑

FIRST TRUST ENHANCED PRIVATE CREDIT FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

414-299-2270

(Registrant’s Telephone Number)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Preliminary Prospectus

We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PROSPECTUS

First Trust Enhanced Private Credit Fund

Class A Shares FTEAX

Class I Shares FTECX

[●], 2026

First Trust Enhanced Private Credit Fund (the “Fund”) is organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund pursuant to Rule 23c-3 of the Investment Company Act, and has adopted a fundamental policy to conduct semi-annual repurchase offers at net asset value (“NAV”). The Fund operates under an Agreement and Declaration of Trust dated April 10, 2024 (the “Declaration of Trust”). First Trust Capital Management L.P. (the “Investment Adviser” or “FTCM”) serves as the investment adviser to the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Total Offering(1)

	Class A Shares	Class I Shares
Public Offering Price	Current Net Asset Value	Current Net Asset Value
Sales Charge (Load)(2) as a percentage of purchase amount	4.50%	0.00%
Proceeds to Fund(3)	Current Net Asset Value Minus Sales Charge	Current Net Asset Value

(1)	First Trust Portfolios L.P. (the “Distributor”) acts as the principal underwriter of the Shares on a commercially reasonable efforts basis. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser, Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s, Distributor’s and/or affiliates’ own assets, as applicable, and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The minimum initial investment in Class A Shares by any investor is $1,000 and the minimum initial investment in Class I Shares by any investor is $1,000. However, the Fund, in its sole discretion, may accept investments below this minimum. See “FUND SUMMARY - The Offering.”

(2)	Investments in Class A Shares of the Fund are sold subject to a sales charge of up to 4.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. See “FUND SUMMARY - The Offering.”

(3)	The Fund’s offering expenses are described under “FUND FEES AND EXPENSES” below.

Investment Objective and Strategies. The Fund’s investment objective is to achieve total return through income and capital appreciation. The Fund seeks to achieve its investment objective by investing across the full spectrum of structured and private credit. Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of private credit instruments. For the purpose of this policy, “private credit instruments” include, without limitation, credit instruments that are issued in private offerings or by private companies, including (i) privately negotiated and broadly syndicated corporate loans (including first-lien senior secured, second lien, unsecured and/or mezzanine debt), (ii) securities issued by asset-backed and similar securitization vehicles (such as collateralized loan obligations (’‘CLOs’’)), (iii) other types of asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and fixed or floating rate bank loans and participations,(iv) regulatory capital relief investments (including, without limitation, significant risk transfer securities (’’SRTs’’) and (v) secured debt, including delayed draw term loans and revolving facilities. The Fund also intends to leverage its investments, including through (i) borrowing, (ii) swap agreements or other derivative instruments, including futures and forward contracts and certain SRTs and other credit-linked notes (’‘CLNs’’), (iii) use of short sales, (iv) entering into reverse repurchase transactions, or (v) a combination of these methods for purposes of obtaining leverage and liquidity. The Fund will primarily hold a combination of investment grade and non-investment grade debt and investments ranging from medium to longer term maturities, which may vary from time to time. The Investment Adviser intends to utilize a variety of non-bank or corporate lenders to source investment opportunities for the Fund. The Fund may invest directly in private credit instruments or indirectly without limit through registered investment companies, private investment funds and other investment vehicles that invest or trade in private credit instruments. The Fund also may invest through secondary market transactions. In addition, the Fund may make investments through one or more direct and indirect wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”). The Fund may invest in FTEPCF Cayman Sub1 Ltd., a Subsidiary formed under the laws of the Cayman Islands. The Fund may invest through one or more domestic Subsidiaries. The Subsidiaries will be advised by the Investment Adviser and act as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund cannot guarantee that its investment objective will be achieved or that its strategy will be successful. See “FUND SUMMARY — Investment Objective and Strategies” below.

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts semi-annual repurchase offers for no less than 5% of the Fund’s Shares outstanding at NAV. The Fund expects to conduct its initial repurchase offer in June 2026. While the minimum semi-annual repurchase offer will be 5%, the amount of each semi-annual repurchase offer will be subject to approval of the Board of Trustees (the “Board” and each of the trustees on the Board, a “Trustee”). It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to redeem your Shares when or in the amount that you desire. The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not marketable. Even though the Fund will make semi-annual repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid.

Leverage. The Fund incurs leverage as a part of its investment strategy and intends to obtain leverage through (i) borrowing (ii) swap agreements or other derivative instruments, including futures and forward contracts and certain SRTs and other CLNs, (iii) use of short sales, (iv) entering into reverse repurchase transactions, or (v) a combination of these methods, subject to the limits of the Investment Company Act. The Fund also may establish a credit line to borrow money for a range of purposes, including for financing the repurchase of its shares or to otherwise provide the Fund with liquidity. In addition, the Fund may invest in closed-end and open-end registered investment companies, private investment funds and other investment vehicles that may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities. See “FUND SUMMARY – Use of Leverage.”

Offering. This prospectus (the “Prospectus”) applies to the public offering of two separate classes of shares of beneficial interest (“Shares”) of the Fund, designated as Class A (“Class A Shares”) and Class I (“Class I Shares,”). The Fund’s Class I Shares were previously designated “Shares” and commenced operations on July 1, 2024. The Fund plans to commence the public offering of its Class A and Class I Shares on May 4, 2026. The Shares will generally be available for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges, early repurchase fees and other fees, as described herein. Shares will be issued at their current net asset value per Share. No holder of Shares (each a “Shareholder”) will have the right to require the Fund to redeem its Shares.

Repurchase Procedures. The Fund has adopted a fundamental policy to make semi-annual repurchase offers, at NAV, of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. If the number of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund (see “FUND SUMMARY – Repurchase Offers” beginning on page 11 and “PRINCIPAL RISK FACTORS – GENERAL RISKS – LIMITED LIQUIDITY/REPURCHASE OFFERS” beginning on page 24).”

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [    ] 2026, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (877) 779-1999, or by accessing the Investment Adviser’s website at https://www.FirstTrustCapital.com. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website at https://www.sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.
●	Although the Fund has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.
●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.
●	You should consider that you may not have access to the money you invest for an indefinite period of time.
●	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.
●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.
●	The amount of distributions that the Fund may pay, if any, is uncertain.
●	Investors in Class A Shares will pay a sales load of up to 4.5% on the amounts they invest. If you pay the maximum aggregate 4.50% sales load for Class A Shares, you must experience a total return on your net investment of 4.71% in order to recover this expense. The Fund bears its offering costs, which are amortized by the Fund over a 12-month period. The Fund’s offering costs are expected to amount to less than 1% of the Fund’s net assets and to have an immaterial impact on your total return.
●	Investors in Class I Shares do not pay a sales charge on the amounts they invest. The Fund bears its offering costs, which are amortized by the Fund over a 12-month period. The Fund’s offering costs are expected to amount to less than 1% of the Fund’s net assets and to have an immaterial impact on your total return.
●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from return of capital.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 24).

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus or the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided in this Prospectus is accurate as of any date other than the date shown below. The Fund will supplement the Prospectus to report any material changes.

This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares of the Fund, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The date of this Prospectus is [    ], 2026

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

First Trust Enhanced Private Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on April 10, 2024. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has been granted an exemptive order by the SEC permitting the Fund to offer multiple classes of shares.

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make semi-annual repurchase offers, at per-class net asset value (“NAV”), of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each semi-annual period, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer. See “REPURCHASES OF SHARES” below. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Code, which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other RICs; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares); and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other RICs) of any one issuer; (ii) the securities (other than the securities of other RICs) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships. To continue to qualify as a RIC, the Fund must also satisfy other applicable requirements, including restrictions on the kinds of income that the Fund can earn and requirements that the Fund distribute most of its income to shareholders each year.

Investment Objective and Strategies

The Fund’s investment objective is to achieve total return through income and capital appreciation. The Fund seeks to achieve its investment objective by investing across the full spectrum of structured and private credit.

Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of private credit instruments. For the purpose of this policy, “private credit instruments” include, without limitation, those that are issued in private offerings or by private companies, including (i) privately negotiated and broadly syndicated corporate loans (including first-lien senior secured, second lien, unsecured and/or mezzanine debt), (ii) securities issued by asset-backed and similar securitization vehicles (such as collateralized loan obligations (CLOs)), (iii) other types of asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and fixed or floating rate bank loans and participations, (iv) regulatory capital relief investments (including, without limitation, significant risk transfer securities (SRTs)) and (v) secured debt, including delayed draw term loans and revolving facilities. The Fund also intends to leverage its investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, including futures and forward contracts and certain SRTs and other credit-linked notes (CLNs), (iii) use of short sales, (iv) entering into reverse repurchase transactions, or (v) a combination of these methods for purposes of obtaining leverage and liquidity, subject to the limits of the Investment Company Act. The Fund will focus on middle market companies (i.e., those having annual earnings, before interest, taxes, depreciation and amortization (“EBITDA”) of between $10 million and $200 million, generally with less than $2 billion of debt outstanding and issue sizes ranging from $100 million to $1 billion). The Fund will primarily hold a combination of investment grade and non-investment grade debt and investments ranging from medium to longer term maturities, which may vary from time to time.

The Fund will invest across the full spectrum of structured and private credit, including (a) privately negotiated and broadly syndicated corporate loans and CLOs; (b) other types of asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and fixed or floating rate bank loans and participations; and (c) SRT transactions. The Fund may invest in synthetic investments, including SRT securities and credit risk transfer securities, which are fixed- or floating-rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. Regulatory capital relief investments, which may be structured as synthetic investments such as SRT transactions, enable a bank or other issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as the Fund, in order to obtain regulatory capital relief and/or risk relief on that portfolio. Regulatory capital relief investments are generally structured as a credit-linked note.

The Fund is not limited in the industries in which it invests, although it will not concentrate its investments in any one industry or group of industries. It is anticipated that, under normal market conditions, the Fund will invest primarily in debt of companies domiciled in North America, predominantly within the U.S. The Investment Adviser intends to utilize a variety of non-bank or corporate lenders to source investment opportunities for the Fund. The Fund may invest directly in private credit instruments or indirectly without limit through registered investment companies, private investment funds and other investment vehicles that invest or trade in private credit instruments. The Fund also may invest through secondary market transactions.

In addition, the Fund may make investments through one or more direct and indirect wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”). FTEPCF Cayman Sub1 Ltd. is a Subsidiary formed under the laws of the Cayman Islands (the “Cayman Subsidiary”). The Fund also may invest through one or more domestic Subsidiaries (the “Domestic Subsidiaries”). The Subsidiaries will be advised by the Investment Adviser and act as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. See “Management of the Subsidiaries.” Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiary. The Board of Trustees of the Fund (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund will “look through” any such Subsidiary to determine compliance with its investment policies.

The Fund may seek to gain exposure to among other things certain newly-issued Regulation S securities through investments in the Cayman Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. A Cayman Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities. The Investment Adviser and the Fund have obtained an exemptive order from the SEC that permits the Fund, including any Subsidiary, to participate in certain negotiated investments alongside affiliates of the Investment Adviser (the “Order”). The Order is subject to certain terms and conditions, including (i) opportunities are allocated fairly and equitably among the Funds and other affiliated funds; (ii) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned; and (iii) the transaction is in the best interests of the Fund. The Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Order. The Investment Adviser’s co-investment policy can be revised at any time without notice to, or consent from, the shareholders.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

The Fund incurs leverage as a part of its investment strategy and intends to obtain leverage through (i) borrowing, (ii) swap agreements or other derivative instruments, including futures and forward contracts and certain SRTs and other CLNs, (iii) use of short sales, (iv) entering into reverse repurchase transactions, or (v) a combination of these methods, subject to the limits of the Investment Company Act. The Fund may also invest in registered investment companies, private investment funds and other investment vehicles that may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities. See “INVESTMENT OBJECTIVES AND STRATEGIES – CREDIT FACILITY; USE OF LEVERAGE.”

The Fund cannot guarantee that its investment objective will be achieved or that its strategies will be successful.

The Investment Adviser

First Trust Capital Management L.P. (the “Investment Adviser” or “FTCM”) serves as the investment adviser of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund. The Investment Adviser’s principal place of business is located at 225 W. Wacker Drive, 21st Floor, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2025, the Investment Adviser had approximately $9.6 billion of assets under management. See “Management of the Fund.”

The Distributor

First Trust Portfolios L.P. serves as the distributor (the “Distributor”) of the Shares of the Fund and is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor is an affiliate of the Investment Adviser. See “Distributor.”

The Administrator

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. See “ADMINISTRATION.”

Fees and Expenses

The Fund bears its own operating expenses (including, without limitation, its organizational and offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND FEES AND EXPENSES.”

Investment Management Fee. The Fund pays the Investment Adviser an investment management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee,” together with the Management Fee, the “Investment Management Fee”), in consideration of the advisory services provided by the Investment Adviser to the Fund.

Management Fee. The Fund pays the Investment Adviser an annual rate of 1.00%, payable monthly in arrears, based upon the Fund’s net assets as of month-end before Management Fees are paid for the current month. The Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

Incentive Fee. The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 15.0% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month (the “Incentive Fee”), subject the Hurdle Rate, described below. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Management Fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares and credit agreements, but excluding the Incentive Fee and any shareholder servicing and/or distribution fee). Payment of the Incentive Fee shall be subject to a Hurdle Rate, expressed as a rate of return on the Fund’s pre-incentive fee net investment income equal to 0.42% per month (or an annualized hurdle rate of 5%) (the “Hurdle Rate”), subject to a “catch up” feature, which allows the Investment Adviser to recover foregone Incentive Fees that were previously limited by the Hurdle Rate. For purposes of the Incentive Fee, pre-incentive net investment income shall be calculated for the relevant month as of the first business day of each month. See “Investment Management Fee - Incentive Fee”

Administration Fee. The Fund pays the Administrator an annual fee calculated as a percentage of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). The Administration Fee generally covers fund administration, fund accounting, transfer agent and recordkeeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. See “ADMINISTRATION.”

Expense Limitation and Reimbursement Agreement. The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver/Reimbursement”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.75% and 2.00% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”). The initial term of the Expense Limitation and Reimbursement Agreement was from the Fund’s inception through April 25, 2025. The current term of the Expense Limit and Reimbursement Agreement is through April 25, 2027. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew on April 25 of each year unless terminated by the Fund or the Investment Adviser upon 30 days’ advance written notice. For a period not to exceed three years from the date on which a Waiver/Reimbursement is made, the Investment Adviser may recoup amounts waived or assumed, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limit in effect at the time of the Waiver/Reimbursement and the Expense Limit in effect at the time of the repayment. The Expense Limitation and Reimbursement Agreement has the potential to help the Investment Adviser achieve the Hurdle Rate and collect the Incentive Fee. See “FUND FEES AND EXPENSES.”

Distribution and Service Plan

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class A and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund will pay to qualified recipients (i) for each Class of Shares a Shareholder Servicing Fee of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to the Class and (ii) for Class A Shares a Distribution Fee of up to 0.75% on an annualized basis of the aggregate net assets attributable to Class A Shares (together, the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class. See “DISTRIBUTION AND SERVICE PLAN.”

The Offering

The minimum initial investment in the Fund by any investor is $1,000. The minimum additional investment in the Fund by any Shareholder is $1,000. However, the Fund, in its sole discretion, may accept investments below these minimums. The Shares will be offered in a continuous offering. Shares are offered for purchase at their current NAV. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as may be determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send funds by wire transfer pursuant to instructions provided to them by the Fund. Purchases are generally subject to the receipt of cleared funds on or prior to the purchase date.

A prospective investor must submit a completed investor application on or prior to the purchase date. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Investments in Class A Shares of the Fund may be subject to a sales charge of up to 4.50% of the purchase amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

The Shares are offered through the Distributor and the Distributor may enter into agreements with brokers, dealers or other financial intermediaries for distribution of Shares of the Fund. Generally, Class A Shares are offered through financial intermediaries that do not impose additional sales or marketing fees beyond the Class A Shares up front sales charge.

Distribution Policy

The Fund intends to make monthly distributions to its shareholders equal to 10.5% annually of the Fund’s NAV per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The Fund may reduce its distributions if it has insufficient income. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be considered a dividend yield or total return of investment and will not be taxable, but will reduce the Shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold.

If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold, and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income (if any) undistributed during the year, as well as the net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt interest income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of earnings and profits would first be a tax-free return of capital to the extent of a shareholder adjusted tax basis in each Share. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. As required under the Investment Company Act, the Fund will provide a notice to shareholders at the time of a payment or distribution when such does not consist solely of net income. Additionally, each payment will be accompanied by a written statement which discloses the source or sources of each payment. The Internal Revenue Service (the “IRS”) requires you to report these amounts, excluding returns of capital, (such amounts will be reported by the Fund to shareholders on IRS Form 1099) on your income tax return for the year declared. The Fund will provide disclosures, with each payment, that estimates the percentages of the current and year-to-date payments that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to recharacterize payments made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. Nevertheless, persons who periodically receive the payments may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any payment from the Fund is net profit.

The Board reserves the right to change the Distribution Policy from time to time. See “DISTRIBUTION POLICY.”

Dividend Reinvestment Program

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record or via electronic funds transfer (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may reinvest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due.

All correspondence or questions concerning the DRIP should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212. See “DIVIDEND REINVESTMENT PLAN.”

Repurchase Offers

The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers semi-annual with a Valuation Date (as defined below) on or about June 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately June 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Shares outstanding, but if the number of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such an event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. See “OFFERS TO REPURCHASE.”

Risk Factors

The Fund is subject to substantial risks — including market risks, such as those of smaller and medium size companies (i.e., middle markets) and strategy risks. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Adviser and its affiliates and employees with respect to the management of accounts for other clients and proprietary assets as well as compensation arrangements and the incentive of the Investment Manager to make more speculative investments and incur leverage on behalf of the Fund. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. This subsection summarizes the principal risks of investing in the Fund. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus.

The order of the below risk factors does not indicate the significance of any particular risk factor.

●	The Fund is a non-diversified, closed-end management investment company.

●

The Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. An investor should not invest in the Fund if the investor needs a liquid investment.

●	The Fund is a “non-diversified” management investment company may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

●	The Fund is subject to the risks associated with its investments, which include credit risks, prepayment risks, valuation risks, liquidity risks and interest rate risks.

●

The Investment Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loans and the maintenance of the anticipated priority and perfection of the applicable security interests.

●

The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrowers underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

●

When interest rates decline, fixed income securities and bank loans and participations with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

●

Generally, there is no public market for the credit investments that the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices it receives may not reflect the Investment Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

●

The price of certain of the Fund’s investments may be significantly affected by changes in interest rates, including increases and decreases in interest rates caused by governmental actions and/or other factors. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest in bank loans and participations, CLOs and other fixed income securities. An increase in interest rates could reduce the value of any fixed income securities owned by the Fund.

●

CLOs, asset-backed and other structured securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Investors in asset-backed securities bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

●

Investing in bank loans involves risks that are additional to, and different from, those relating to investments in other types of debt and fixed-income securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations.

●

In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of a synthetic investment, and not with the reference obligor of the reference asset.

●	The Investment Adviser may be unable to find a sufficient number of attractive opportunities to meet its investment objectives.

●	Investing in middle market companies involves a number of significant risks, including that such companies may be unable to meet their obligations under their debt securities that the Fund holds.

●	Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund.

●

Co-investments involve risks are not present in investments where third-party co-investors are not involved, including the possibility that a third-party co-investor may at any time have financial difficulties resulting in a negative impact on such investment, may have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for actions of the third-party co-investors. Furthermore, if a co-investor defaults on its funding obligations, the Fund may be required to make up the shortfall and/or be subject to other penalties under the terms of the applicable co-investment.

●

When the Fund invests in securities issued by a registered investment company or private investment fund, it will bear its pro rata portion of such fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A fund in which the Fund invests has its own investment risks, and those risks can affect the value of the investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of an underlying fund will be achieved. An underlying fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such fund at a time that is unfavorable to the Fund. In addition, one fund may buy the same securities that another fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

●

The Fund may make investments through the Cayman Subsidiary. The Cayman Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus and in the SAI and could adversely affect the Fund.

●

The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Because Regulation S securities are subject to legal or contractual restrictions on resale, certain Regulation S securities may be considered illiquid.

●	Reverse repurchase transactions involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

●

Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings.

●	The Fund may invest in securities or financial instruments that exhibit more volatility than the market as a whole.

●	In many cases, the economic, financial and other information available to and used by the Investment Adviser in selecting and structuring secondary market investments may be incomplete or unreliable.

●

While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. This would result in the return of capital to shareholders, which may result in less assets being invested by a shareholder and over time may increase the Fund’s expense ratio.

Accordingly, the Fund should be considered an illiquid and speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Adviser, and its principals are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation

The Fund intends to elect to be treated and qualify as a RIC for federal income tax purposes and intends to maintain its RIC status each year. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided it distributes all, or virtually all, of its net taxable income and gains each year. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through an investment in the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” beginning on page 64 of this Prospectus. You may pay other fees to your financial intermediary, which are not reflected in the table below, when buying and selling Shares of the Fund.

	Class A Shares	Class I Shares
TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of purchase amount)(1)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)(1)	1.25%	None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(2):
Management Fee(3)	1.00%	1.00%
Incentive Fee(3), (4)	1.67%	1.67%
Fees and Interest Payments on Borrowed Funds(5)	1.26%	1.26%
Distribution Fee(6)	0.75%	0.00%
Shareholder Servicing Fee(6)	0.25%	0.25%
Other Expenses	1.8%	1.8%
Total Annual Expenses	6.73%	5.98%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement (7)	1.05%	1.05%
Net Annual Expenses (8)	5.68%	4.93%

(1)

Investors in Class A Shares may be charged a sales charge of up to 4.50% of the purchase amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed on repurchase of such Shares within 12 months of the date of purchase to the extent a finder’s fee was paid in connection with the purchase.

(2)

This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(3)

For its provision of advisory services to the Fund, the Investment Adviser receives an annual Management Fee and Incentive Fee. The Management Fee is payable monthly in arrears, equal to 1.00% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund. The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 15.0% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month (the “Incentive Fee”). “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Management Fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, and any shareholder servicing and/or distribution fee). Payment of the Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the Fund’s pre-incentive fee net investment income equal to 0.42% per month (or an annualized hurdle rate of 5%) (the “Hurdle Rate”), subject to a “catch up” feature, which allows the Investment Adviser to recover Incentive Fees that were previously limited by the Hurdle Rate.

(4)	The Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee to increase to the extent the Fund earns greater interest income through its investments. See “MANAGEMENT OF THE FUND — Incentive Fee” for a full explanation of how the Incentive Fee is calculated.

(5)	“Fees and Interest Payments on Borrowed Funds” are based on borrowings in the amount of 20% of the Fund’s average total assets of $75,000,000 and an annual interest rate of 6.28% payable on such borrowings. See “INVESTMENT OBJECTIVES AND STRATEGIES - Credit Facility; Use of Leverage - Effects of Leverage.”

(6)	The Fund will pay to qualified recipients (i) for each Class of Shares a Shareholder Servicing Fee of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to the Class and (ii) for Class A Shares a Distribution Fee of up to 0.75% on an annualized basis of the aggregate net assets attributable to Class A Shares (together, the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class. As of the date of this Prospectus, it is estimated that Shareholders will pay 0.75% of the net asset value of the Class A Shares for marketing and distribution expenses and 0.00% of the net asset value of each of the Class A Shares and Class I Shares for shareholder servicing expenses since the Fund does not currently have any shareholder servicing agreements in place. This percentage is expected to increase as the Fund grows. See “DISTRIBUTION AND SERVICE PLAN.”

(7)	The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver/Reimbursement”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.75% and 2.00% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver/Reimbursement is made, the Investment Adviser may recoup amounts waived or assumed, provided the Fund is able to effect such repayment and remain in compliance with both the Expense Limit in effect at the time of the Waiver /Reimbursement and the Expense Limit in effect at the time of the repayment. The current term of the Expense Limitation and Reimbursement Agreement is through April 25, 2027. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms. The Investment Adviser or the Fund may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ advanced written notice to the other party. The Expense Limitation and Reimbursement Agreement has the potential to help the Investment Adviser achieve the Hurdle Rate and collect the Incentive Fee.

(8)	Net Annual Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights due to the Investment Adviser’s voluntary waiver of its Management Fee through June 30, 2025 and the Fund’s anticipated use of leverage.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the Example reflects the expense limitation for the one-year period). The hypothetical example assumes a 5% annual return, as required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. It is further assumed that no Shares are tendered for the duration of the defined periods. You may pay other fees to your financial intermediary, which are not reflected in the Example below.

EXAMPLE

Class A Shares

You Would Pay the Following Expenses Based on the Imposition of the 4.50% Sales Charge, a 0.75% Distribution Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:

1 Year	3 Years	5 Years	10 Years
$99	$225	346	$631

Class I Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:

1 Year	3 Years	5 Years	10 Years
$49	$168	$284	$565

The example is based on the annual fees and expenses of Class A Shares and Class I Shares set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

FINANCIAL HIGHLIGHTS

The information contained in the table below for the fiscal period from July 1, 2024 (commencement of operations) to March 31, 2025, sets forth selected information derived from the financial statements for the Fund’s Class I Shares (previously designated “Shares”). Financial statements for the fiscal period ended March 31, 2025 have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements and notes thereto, is included in the Fund’s annual report for the fiscal period ended March 31, 2025 (the “Annual Report”), which is incorporated by reference into this Prospectus. The Fund's unaudited financial statements for the fiscal period ended September 30, 2025 are included in the Fund's semi-annual report (the “Semi-Annual Report”), which is incorporated by reference into this Prospectus. You may obtain the Annual Report or Semi-Annual Report free of charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (877) 779-1999 or by following the above hyperlinks. The information in the table below should be read in conjunction with each of those financial statements and the notes thereto.

The Fund’s Class A Shares had not commenced operations as of the date of this Prospectus and the Fund’s financial statements for periods prior to and including the semi-annual period ended September 30, 2025 relate only to Class I Shares of the Fund (previously designated “Shares” of the Fund).

The Fund’s unaudited interim financial statements for the period from April 1, 2025 to February 28, 2026 are included at Appendix C to the SAI.

First Trust Enhanced Private Credit Fund

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Six Months Ended September 30, 2025 (Unaudited)	For the Period July 1, 2024* Through March 31, 2025
Net asset value, beginning of period	$24.32	$25.00
Income from Investment Operations:
Net investment income (loss)[1]	1.10	1.59
Net realized and unrealized gain (loss)	0.23	0.33
Total from investment operations	1.33	1.92
Less Distributions:
From net investment income	(1.47)	(1.74)
Return of capital	—	(0.86)
Total distributions	(1.47)	(2.60)
Net asset value, end of period	$24.18	$24.32
Total return[2]	5.61%[3]	8.08%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,445	$55,778
Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	3.50%[5]	4.47%[5]
After fees waived and expenses absorbed	3.02%[5,6]	3.47%[5,6]
Ratio of net investment income to average net assets:[4]
Before fees waived and expenses absorbed	8.60%[5]	7.65%[5]
After fees waived and expenses absorbed	9.08%[5,6]	8.65%[5,6]
Ratio of expenses to average net assets: (excluding Incentive Fees)[4]
Before fees waived and expenses absorbed	1.88%[5]	2.80%[5]
After fees waived and expenses absorbed	1.39%[5,6]	1.80%[5,6]
Ratio of net investment income to average net assets: (excluding Incentive Fees)[4]
Before fees waived and expenses absorbed	10.22%[5]	9.32%[5]
After fees waived and expenses absorbed	10.70%[5,6]	10.32%[5,6]
Portfolio turnover rate	26%[3]	39%[3]
Senior Securities
Total borrowings (000’s) omitted)	$2,000	$—
Asset coverage per $1,000 unit of senior indebtedness[7]	$37,223	$—

* Commencement of operations.

1 Based on average shares outstanding during the period.

2 Total returns would have been lower had expenses not been waived or absorbed by the investment adviser. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 Not annualized.

4 If interest expense and unused line of credit fees had been excluded, the expense ratios would have remained the same.

5 Annualized.

6 The Investment Adviser voluntarily waived its Management Fees through June 30, 2025. Amounts include the impact of this voluntary waiver. See Note 3 for more information.

7 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Adviser), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve total return through income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of shareholders. The Fund will provide notice to Shareholders of such change.

INVESTMENT STRATEGIES AND INVESTMENT PROCESS

The Fund seeks to achieve its investment objective by investing across the full spectrum of structured and private credit.

Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of private credit instruments. The 80% policy may be changed by the Board upon at least 60 days’ prior written notice to Shareholders. For the purpose of this policy, “private credit instruments” include, without limitation, those that are issued in private offerings or by private companies, including (i) privately negotiated and broadly syndicated corporate loans (including first-lien senior secured, second lien, unsecured and/or mezzanine debt), (ii) securities issued by asset-backed and similar securitization vehicles (such as CLOs, (iii) other types of asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and fixed or floating rate bank loans and participations, (iv) regulatory capital relief investments (including, without limitation, SRTs) and (v) secured debt, including delayed draw term loans and revolving facilities. The Fund also intends to leverage its investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, including futures and forward contracts and certain SRTs and other CLNs, (iii) use of short sales, (iv) entering into reverse repurchase transactions, or (v) a combination of these methods for purposes of obtaining leverage and liquidity, subject to the limits of the Investment Company Act. The Fund will focus on middle market companies (i.e., those having an EBITDA, of between $10 million and $200 million, generally with less than $2 billion of debt outstanding and issue sizes ranging from $100 million to $1 billion). The Fund is not limited in the industries in which it invests, although it will not concentrate its investments in any one industry or group of industries. It is anticipated that, under normal market conditions, the Fund will invest primarily in debt of companies domiciled in North America, predominantly within the U.S. The Investment Adviser intends to utilize a variety of non-bank or corporate lenders to source investment opportunities for the Fund. The Fund may invest directly in private credit instruments or indirectly without limit through registered investment companies, private investment funds and other investment vehicles that invest or trade in private credit instruments. The Fund may also invest directly through secondary market transactions.

The Investment Adviser targets investments that it considers undervalued. In selecting investments, the Investment Adviser considers maturity, yield and ratings information and opportunities for price appreciation among other criteria. In addition, it analyzes an investment’s collateral quality, credit support, structure, as applicable, in addition to market conditions. The Investment Adviser may sell investments if it is determined that any of the mentioned factors have changed materially from their previous analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk. It does not target any particular allocations to investment grade and non-investment grade fixed income investments. The Fund will primarily hold a combination of investment grade and non-investment grade debt and investments ranging from medium to longer term maturities, which may vary from time to time. While there are no specific criteria or target thresholds, the Investment Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values.

The Fund will invest across the full spectrum of structured and private credit, including (a)  privately negotiated and broadly syndicated corporate loans and CLOs; (b) other types of asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and fixed or floating rate bank loans and participations; and (c) SRT transactions.

Privately-Negotiated and Broadly Syndicated Corporate Loans. The Fund’s non-bank loan investments include direct loans to middle-market private companies that are privately originated and negotiated directly by a non-bank lender (for example, traditional direct lenders include asset management firms (on behalf of their investors), insurance companies, business development companies (“BDCs”) and specialty finance companies. This primarily includes (a) first lien senior secured and unitranche loans, (b) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans, club deals (generally investments made by a small group of investment firms). The Fund may invest in bank loans to middle market companies, including securities representing ownership or participation in a pool of such loans. The Fund also may invest in bank loans through assignments (whereby the Fund assumes the position of the lender to the borrower) or loan participation (whereby the Fund purchases all or a portion of the economic interest in a loan). These loans may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Fund may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by law. These investments include Unitranche/First-in-Last-Out (“FILO”) Loans and Debtor-In-Possesion (“DIP”) Loans.

Collateralized Loan Obligations. The Fund also invests in CLOs, which are backed by a pool of privately negotiated loans (direct lending) of middle market companies or broadly syndicated loans. The Fund intends to acquire interests in newly issued CLO equity tranches and may also from time to time acquire newly issued CLO junior debt tranches and previously issued CLO equity and junior debt tranches in secondary market transactions, depending on the applicable market conditions. The Fund may invest in minority interests in the equity tranche of a CLO. After the Fund reaches a size to make it feasible, the Investment Adviser also may seek opportunities to acquire interests in CLO equity tranches so that, either on a standalone basis or together with interests held by other accounts managed by certain affiliates of the Investment Adviser, the interests represent a majority interest in the equity tranche, subject to any restrictions on the Investment Adviser’s ability to invest alongside such other accounts. The categories of CLOs in which the Fund may invest include middle market loan CLOs, private credit CLOs, small and medium enterprise (SME) CLOs and commercial real estate (CRE) CLOs.

Regulatory Capital Relief Investments. Regulatory Capital Relief Investments are credit risk transfers or SRTs. These transactions, enable a bank or other issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as the Fund, in order to obtain regulatory capital relief and/or risk relief on that portfolio. Regulatory capital relief investments are generally structured as a credit-linked note. The Fund intends to invest in credit-linked notes issued by large multi-national North American and European banks. These credit-linked notes may reference a variety of bank balance sheets assets, including large and SME corporate revolving credit facilities and term loans, CRE loans, auto loans, trade receivables and farm/agricultural loans. The Fund may enter into regulatory capital relief trades with banks and other financial institutions. Under these transactions, a third-party investor (e.g., the Fund), agrees to absorb losses on part of the bank’s loan portfolio in exchange for a fee. The fee is negotiated based on the level of perceived credit protection the bank is receiving relative to the level of risk the investor is undertaking as a result of the transaction. In exchange for transferring the credit risk of these assets away from the bank’s balance sheet, the bank receives capital relief from regulatory requirements without having to, for instance, sell assets. These trades allow the bank to reduce how much capital it must hold against such assets. Under any such trades into which the Fund enters, the Fund will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default -- which may be more likely if there is a general deterioration in credit markets -- the will make payments to the bank to cover the losses. There may be a risk that the international regulatory framework for banks (known as ‘Basel III’) of the Bank for International Settlements, when fully implemented, may discourage such regulatory capital relief trades and might force banks to unwind any existing transactions on all but the riskiest portfolios.

Seniority refers to where an instrument ranks in priority of payment. Senior secured debt is situated at the top of the capital structure, and typically has the first priority claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated or mezzanine debt, preferred equity and finally common equity. Due to the priority of claims, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for the risk associated with investments in the junior part of the capital structure, through higher interest payments or potentially higher capital appreciation.

Senior Secured Debt

Senior secured loans are situated at the top of a company’s capital structure. Because these loans have priority in payment, they carry the least amount of risk relative to other components of a company’s capital structure. Generally, senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Senior secured loans are typically floating rate instruments tied to a benchmark such as the prime rate or another benchmark rate; the benchmark rate is often subject to a minimum rate or “floor,” thereby offering protection in a declining interest rate environment, while preserving additional upside in an increasing rate environment.

Second Lien Secured Debt

Second lien secured loans are next in priority ranking to senior secured loans and have substantially the same maturities, collateral, and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher yields relative to senior secured debt. These higher returns come in the form of higher interest and fees, and in some cases, the potential for equity participation through warrants. Generally, these loans carry a fixed or a floating rate over the prime rate or other benchmark rate.

Mezzanine Debt

Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest.

Unitranche/FILO Loans

Unitranche loans are characterized by a hybrid loan structure that combines senior debt and subordinated debt into one facility bearing a blended interest rate. Under unitranche financing, one lender provides the entire loan with a single set of documents, which may provide a number of benefits to the borrower, including but not limited to, simplification of the documentation process, reduction of intercreditor risks and acceleration of timing since borrowers negotiate with one lender versus multiple lenders for tranches of debt governed by separate documentation.

In many cases, lenders will bifurcate a unitranche loan into first-in-first-out (“FIFO”) and FILO tranches. FILO loans provide incremental liquidity to borrowers since lenders are willing to lend against a portion of the additional asset value of the company that FIFO lenders are unwilling to advance. FILO loans are junior to FIFO loans in priority of payment. However, FIFO loans still receive the benefit of a first priority lien on a borrower’s assets.

Debtor-in-Possession Loans

DIP loans are made to companies entering the Chapter 11 bankruptcy process. DIP loans receive court approved super-priority status in a bankruptcy distribution plan, and assume a senior position on liens and security interests ahead of pre-petition claims. Traditionally, DIP loans are provided as a way to keep a company viable during the bankruptcy process so that it may reorganize, reposition itself, and repay creditors.

Wholly Owned Subsidiaries

The Fund may make investments through one or more direct and indirect wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”). The Fund may invest in FTEPCF Cayman Sub1 Ltd., a Subsidiary formed under the laws of the Cayman Islands (the “Cayman Subsidiary”). The Fund also may invest through one or more domestic Subsidiaries (the “Domestic Subsidiaries”). The Subsidiaries will be advised by the Investment Adviser and act as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. See “MANAGEMENT OF THE SUBSIDIARIES.” Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiary. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund will “look through” any such Subsidiary to determine compliance with its investment policies. The Fund will also comply with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary will comply with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Fund may seek to gain exposure to among other things certain newly-issued Regulation S securities through investments in the Cayman Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. The Cayman Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities.

The Investment Adviser will serve as investment adviser to the Subsidiary. Although a Subsidiary will not be registered under the Investment Company Act, the Investment Adviser complies with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Subsidiary.

Equity-Related Securities

While the Investment Adviser intends to focus on debt investments, from time to time, the Fund may receive consideration in the form of equity-related securities, such as warrants and options, in connection with the Fund’s debt investments, in order to enhance future potential returns.

Cash Management

It is expected that the Fund’s assets will not be fully invested at all times. The Fund may maintain a portion of its assets in cash, deposit, call or current accounts or invest in short-term instruments, such as short-term debt instruments, money market funds, U.S. government securities, certificates of deposit, bankers’ acceptances or similar cash equivalents, until such time when suitable investment opportunities become available, to meet the expense needs of the Fund and/or to fund repurchases or for such other purposes as may be determined by the Investment Adviser.

Co-Investment

The Investment Adviser intends to utilize a variety of non-bank and corporate lenders to source Loans. The Fund may also co-invest in loans alongside one or more other investment funds or investment vehicles managed, sponsored or advised by the Investment Adviser or its affiliates. The Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, may limit the Fund’s ability to make investments or enter into other transactions alongside other clients. The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Fund, including any Subsidiary, to participate in certain negotiated investments alongside affiliates of the Investment Adviser (the “Order”). The Order is subject to certain terms and conditions, including (i) opportunities are allocated fairly and equitably among the Funds and other affiliated funds; (ii) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned; and (iii) the transaction is in the best interests of the Fund. The Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Order. The Investment Adviser’s co-investment policy can be revised at any time without notice to, or consent from, the shareholders.

Temporary Defensive Measures

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

No Restrictions on Investment Strategies

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. As defined in the Investment Company Act, when used with respect to particular Shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy; or (ii) more than 50% of the Shares, whichever is less.

The foregoing description represents a general summary of the Investment Adviser’s current approach to the Fund’s portfolio construction. Over time, markets change and the Investment Adviser will seek to capitalize on attractive opportunities wherever they might be. Depending on conditions and trends in securities markets and the economy generally, the Investment Adviser may employ other non-principal strategies or techniques that it considers appropriate and in the best interest of the Fund.

The Fund cannot guarantee that its investment objective will be achieved or that its strategies will be successful.

CREDIT FACILITY; USE OF LEVERAGE

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the Investment Company Act. The Fund has established a credit line to borrow money for a range of non-investment purposes, including for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity, which otherwise might require untimely dispositions of Fund investments. There is no assurance, however, that the Fund will continue to maintain a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.

The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with PNC Bank, National Association as the lender. The Credit Agreement provides for borrowings on a committed basis in an aggregate principal amount up to $15,000,000, which amount may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is February 16, 2029. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in certain assets of the Fund.   The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage.

The Fund incurs leverage as a part of its investment strategy and intends to obtain leverage through (i) borrowing, (ii) swap agreements or other derivative instruments, including futures and forward contracts and certain SRTs and other CLNs, (iii) use of short sales, (iv) entering into reverse repurchase transactions, or (v) a combination of these methods, subject to the limits of the Investment Company Act. The Fund may also invest in closed-end and open-end registered investment companies, private investment funds and other investment vehicles that may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities.

With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund intends to be a limited derivatives user under Rule 18f-4 of the Investment Company Act. As a limited derivatives user, the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a Shareholder vote. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

See “PRINCIPAL RISK FACTORS — BORROWING, USE OF LEVERAGE.”

Effects of Leverage

Assuming the use of leverage in the amount of 20% of the Fund’s net assets and an annual interest rate on leverage of 6.28% payable on such leverage based on estimated market interest rates as of the date of this Prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is 1.26%. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage maybe higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 20% of the Fund’s assets after such issuance and the Fund’s currently projected annual interest rate of 6.28%. See “PRINCIPAL RISK FACTORS — BORROWING, USE OF LEVERAGE.” The table does not reflect any offering costs of Shares.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-13.26%	-7.26%	-1.26%	4.74%	10.74%

Total return is composed of two elements — the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Shareholders when portfolio return is greater than the costs of leverage and decreases return when the portfolio return is less than the costs of leverage.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its investment strategies will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. Various other types of risks are also associated with investments in the Fund. Below is a list of principal risks of investing in the Fund. Different risks may be more significant at different times, depending on market conditions.

GENERAL RISKS

LIMITED LIQUIDITY/REPURCHASE OFFERS. Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make semi-annual repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each semi-annual period , and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline, pursuant to Rule 23c-3 under the Investment Company Act. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

The Fund’s repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

The NAV of Shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered Shares is determined. The repurchase of Shares by the Fund may be a taxable event for Shareholders. To the extent that the Fund employs investment leverage, repurchases of Shares will compound the adverse effects of leverage in a declining market. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURES.”

NON-DIVERSIFIED STATUS. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Although the Adviser follows a general policy of seeking to spread the Fund’s capital among multiple investment funds, the Adviser may depart from such policy from time to time and one or more Investment Funds may be allocated a relatively large percentage of the Fund’s assets. Consequently, if one or more Fund investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Recent Market Circumstances. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation/deflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets. U.S. or global markets may be adversely affected by uncertainties and events or the threat or potential of one or more such events and developments in the U.S. and around the world, such as major cybersecurity events, geopolitical events (including wars, terror attacks, natural disasters, spread of infectious disease (including epidemics or pandemics) or other public health emergencies), social unrest, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and developments in the laws and regulations in the U.S. and other countries, or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty continues to exist about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. The United States also recently engaged in armed conflict in the Middle East. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; the stability of global financial markets; and global economic conditions.

The Fund cannot predict the effects or likelihood of such events on the U.S. and global economies, the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund., These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. The instability in the financial markets in the recent past led the U.S. Government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Future market conditions could lead to further such actions. See “PRINCIPAL RISK FACTORS — RECENT MARKET CIRCUMSTANCES” above. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the Fund’s investments, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

FUND CAPITALIZATION RISK. There is a risk that the Fund may not raise capital sufficient to maintain profitability and meet its investment objective. An inability to raise sufficient capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements. The Fund could liquidate without Shareholder approval if it does not raise sufficient capital. The timing of such liquidation may not be favorable and could have negative tax consequences for Shareholders.

RISK OF INABILITY TO IDENTIFY SUFFICIENT NUMBER OF INVESTMENT OPPORTUNITIES. There can be no assurance that the Investment Adviser will be able to find suitable opportunities consistent with its investment approaches. The Investment Adviser may be unable to find a sufficient number of attractive opportunities to meet its investment objectives. Among other things, market conditions may limit the availability of investment opportunities and the competition for investment opportunities (including among other accounts managed by the Investment Adviser’s affiliates) may be high. Such limitations may cause delays in deploying the Fund’s capital and may negatively impact the Fund’s returns.

BORROWING; USE OF LEVERAGE. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund.

The financial services industry generally has been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund’s business. There can be no assurances that the Fund will not in the future be subject to regulatory review. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

NON-QUALIFICATION AS A RIC. If for any taxable year the Fund were to fail to qualify as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a RIC, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to Shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.

TAX RISK. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund distributions. This process of recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

DEPENDENCE ON THE INVESTMENT ADVISER. The Investment Adviser has its discretion to make all investment decisions for the Fund and therefore the Investment Adviser is responsible for the selection of, and allocation and reallocation of the Fund’s assets among, the Fund’s investments. The Investment Adviser may hire (subject to the approval of the Fund’s Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the SEC, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers engaged to carry out the investment program of the Fund. The success of the Fund depends on the Investment Adviser’s ability to select and construct an appropriate investment portfolio. The Investment Adviser’s judgment may be incorrect, and subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized. Any loss or turnover of the Investment Adviser’s personnel responsible for making investment decisions may have a material adverse effect on the operations and performance of the Fund.

TEMPORARY DEFENSIVE STRATEGIES RISK. When the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

CONFLICT OF INTEREST RISK. The Investment Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Investment Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Investment Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Investment Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Investment Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Investment Adviser or result in the Investment Adviser receiving material, non-public information, or the Investment Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Investment Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Investment Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Investment Adviser and its affiliates may provide more services to some types of funds and accounts than others.

The Investment Adviser and its affiliates, including the Distributor, have engaged or may engage in one or more of the transactions described herein with one or more of its affiliates. None of the transactions among the Investment Adviser or any of its affiliates has been or will be negotiated or conducted on an arm’s-length basis. The interrelationships of these parties and the absence of arm’s-length dealings create potential conflicts of interest. The principal transactions with which the Investment Adviser engages with its affiliates are (a) engaging the Distributor; and (b) fees payable to its affiliates have not been negotiated at arms’ length.

The Fund and the Investment Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Investment Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Investment Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Investment Adviser may manage or advise from time to time.

Investment Adviser Incentive Fee Risk. Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that have been accrued, but not yet received. The Investment Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. The incentive fee payable by the Fund to the Investment Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns. For further information on potential conflicts of interest, see “INVESTMENT MANAGEMENT AND OTHER SERVICES — Conflicts of Interest” in the SAI.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Investment Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

TECHNOLOGY RISK. The Fund and its service providers and markets generally are susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund. Recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. Computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or its respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders

INVESTMENT-RELATED RISKS

INVESTMENT AND MARKET RISK. An investment in the Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Accordingly, an investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your Shares at any point in time may be worth less than your original investment.

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, trade policies, treaties and tariffs, and national and international political circumstances, armed conflict and war. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. See “INTEREST RATE RISK” for more information. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

General Credit Risks. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Investment Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Investment Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The strategies utilized by the Investment Adviser may require accurate and detailed credit analysis of issuers, and there can be no assurance that such analysis will be accurate or complete. Credit risk is also greater to the extent that the Fund uses leverage in connection with the management of the Fund.

Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Counterparty Risk. The Fund is expected to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to invest in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s investment activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from investing at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

If there is a default by a counterparty, the Fund under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the NAV of the Fund being less than if the Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of the Fund’s securities from such counterparty or the payment of claims therefor may be significantly delayed and the Fund may recover substantially less than the full value of the securities entrusted to such counterparty.

In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties usually are subject to laws and regulations in non-U.S. jurisdictions that are designed to protect customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the range of possible factual scenarios involving the insolvency of a counterparty and the potentially large number of entities and jurisdictions that may be involved, it is impossible to generalize about the effect of such an insolvency on the Fund and its assets. Investors should assume that the insolvency of any such counterparty would result in significant delays in recovering the Fund’s securities from or the payment of claims therefor by such counterparty and a loss to the Fund, which could be material.

Default Risk. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrowers underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest may not be guaranteed or insured by a third party and may not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan, and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a direct lending platform because the borrowers have no collateral at risk. The Fund will generally not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Bankruptcy Considerations. The Fund may hold investments in obligors that are experiencing, or are expected to experience, severe financial difficulties, which may never be overcome and may lead to uncertain outcomes. The bankruptcy courts of the various jurisdictions in which any such obligor may file bankruptcy would have broad discretion to control the terms of a reorganization, and political factors may be of significant importance in high profile bankruptcies or bankruptcies in particular jurisdictions.

There are a number of significant risks inherent in the bankruptcy process. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court, in the exercise of its broad powers, would not approve actions that would be contrary to the interests of the Fund. For example, in order to protect net operating losses of an obligor in bankruptcy, a bankruptcy court might take any number of actions, including prohibiting or limiting the transfer of claims held by certain classes of creditors. Such a prohibition could have a material adverse effect on the value of certain investments made by the Fund. For example, the Fund might be prohibited from liquidating investments which are declining in value.

In addition, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a obligor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, a preferential payment or similar transaction under applicable bankruptcy or other insolvency laws. Furthermore, investments may be adversely affected by statutes related to, among other things, fraudulent conveyances, voidable preferences, lender liability or the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.

The possibility of litigation between the participants to a reorganization is another consideration that makes any evaluation of the outcome of an investment uncertain. Such uncertainties may also be increased by legal or other factors that limit the ability of the Investment Adviser to obtain reliable or timely information concerning material developments affecting an obligor or that may lengthen a reorganization or liquidation proceeding.

INTEREST RATE RISK. The Fund is subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities, investments in bank loans and participations, convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of any fixed income securities, and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as the Secured Overnight Financial Rate Data (“SOFR”), may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The Fund may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The risks associated with changing interest rates are heightened under current market conditions given that interest rates in the United States and many other countries have fluctuated in recent periods and may continue to change in the foreseeable future.

To the extent the Fund or an investment fund borrows money to finance its investments, the Fund’s or an investment fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s or an investment fund’s financial condition and results of operations.

In addition, a decline in the prices of the debt the Fund or an investment fund owns could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Fund or an investment fund invests to service debt, which could materially impact the Fund or an investment fund in which the Fund may invest, thus impacting the Fund.

SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED. Securities that the Investment Adviser believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Adviser anticipates. As a result, the Fund may lose all or substantially all of its investment in such a security.

ILLIQUID PORTFOLIO INVESTMENTS. The Fund may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The Fund may make investments that may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions. The market prices, if any, for such investments tend to be volatile and the Fund may not be able to sell them when the Investment Adviser desires to do so or to realize what the Investment Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

EXTENSION RISK. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

PREPAYMENT RISK. When interest rates decline, fixed income securities and bank loans and participations with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.

VALUATION RISK. Unlike publicly traded common stock, which trades on national exchanges, there is no central place or exchange for shares or interests in some of the Fund’s investments to trade. Similarly, investments held by the Fund may also not be traded on an exchange or central marketplace. Due to the lack of centralized information and trading, the valuation of such investments may carry more risk than that of common stock. Uncertainties in the conditions of the financial and other markets, incomplete or unreliable reference data, human error, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instruments carried on such fund’s books.

The Fund may value its investments at fair value. In general, fair value represents a good faith approximation of the current value of an asset. Shareholders should recognize that fair value pricing involve various judgments and consideration of factors that may be subjective and inexact. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale. It is also possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. In addition, valuation for illiquid assets may require more research than for more liquid investments and elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

There may not exist readily available market quotations for certain investments of the Fund. The most relevant information may often be provided by the issuer of such investments, which information could be extremely limited and outdated, and it may be difficult or impossible to confirm or review the accuracy of such information. Further, the issuer of such investments may face a conflict of interest in providing information or valuations to the Fund.

STRATEGY RISKS

Investment in Middle Market Companies. The Fund plans to invest in debt of lower middle market companies. Investing in middle market companies involves a number of significant risks. Such companies may: have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees the Fund may have obtained in connection with its investment; typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons such that, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the stability of the company and their ability to repay their debts; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

CO-INVESTMENT RISKS. Co-investments involve risks not present in investments where third-party co-investors are not involved, including the possibility that a third-party co-investor may at any time have financial difficulties resulting in a negative impact on such investment, may have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for actions of the third-party co-investors. Furthermore, if a co-investor defaults on its funding obligations, the Fund may be required to make up the shortfall and/or be subject to other penalties under the terms of the applicable co-investment.

It may also be difficult for the Fund to sell or otherwise dispose its interests in a co-investment. If control over a co-investment is shared with another person, deadlocks could result which could delay the execution of the business plan for such investment, require the Fund to engage in a buy-sell of the venture with the co-investor or conduct the forced sale of such investment or otherwise adversely affect such investment’s returns or value. As a result, the Fund may be unable to fully realize its expected return on any such co-investment.

Although the Investment Adviser will monitor the performance of each co-investment made by the Fund, there can be no assurance that any Investment Adviser will be able to manage a co-investment successfully.

The Investment Company Act imposes significant limits on co-investments with affiliates of the Fund. The Investment Adviser and the Fund have obtained an exemptive order from the SEC that permits the Fund, including any Subsidiary, to participate in certain negotiated investments alongside affiliates of the Investment Adviser (the “Order”). The Order is subject to certain terms and conditions, including (i)  opportunities are allocated fairly and equitably among the Funds and other affiliated funds; (ii) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned; and (iii) the transaction is in the best interests of the Fund. The Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Order. The Investment Adviser’s co-investment policy can be revised at any time without notice to, or consent from, the shareholders.

SYNTHETIC INVESTMENTS RISK. The Fund may invest in synthetic investments, including SRT securities and credit risk transfer securities, which are fixed- or floating-rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Asset-Backed Securities Risks. Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other non- mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities.

Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities can be subject to higher prepayment risks than most other types of debt instruments.

Prepayments may result in a capital loss to the Fund. Securities purchased at a market discount from their stated principal amount may accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders. The accelerated income recognition is reflected in an increase in the basis of the securities, which result in a capital loss when such securities are prepaid for less than the basis of the securities.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Asset-backed securities representing an interest in a pool of assets such as credit card receivables or auto loans, have yield and maturity characteristics corresponding to their underlying assets. The risk of each asset-backed security depends both on the underlying assets and the legal structure of such security. (For example, credit card receivables are generally unsecured and the debtors entitled to the protection of a number of state and federal consumer credit laws.) Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and including assets such as unsecured consumer or other receivables, consumer loans, trade receivables, equipment leases, and other assets that produce streams of payments, are securitized in pass-through structures. Through CDOs, CLOs and/or other types of structured or securitized products, the Fund may invest in these and other types of asset-backed securities that may be developed in the future.

These do not have the benefit of the type of security interest in the related collateral that applies to mortgage-backed securities, because there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Further, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of asset-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of loans that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of asset-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment option.

The risk of investing in asset-backed securities may ultimately dependent upon payment of consumer loans by the debtor. The collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an asset-backed securities is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Bank Debt Transactions. The Fund may invest in bank loans and participations, including first-lien, second-lien and unitranche loans. Bank loans are generally debt instruments that are secured by the assets of a borrower. Investing in bank loans involves risks that are additional to, and different from, those relating to investments in other types of debt and fixed-income securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the Fund’s investment. In addition, the bank loan market may face illiquidity and volatility. There can be no assurance that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or the market will not experience periods of significant illiquidity in the future.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien or unsecured loan. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). The Fund may invest in CLOs and CDOs. CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a SPV to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in CLOs and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, CLOs and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the Shareholders. The credit characteristics of CLOs and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most CLOs and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. The Fund’s investments in (i) CLOs, (ii) CDOs, and (iii) warehouses, which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles (“Warehouses”), in each case structured as 3(c)(1) or 3(c)(7) funds.

In addition to the typical risks associated with fixed-income securities and asset-backed securities, CLOs and CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CLOs and CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes with the issuer or unexpected investment results; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the manager of the CLO or CDO may perform poorly.

REVERSE REPURCHASE AGREEMENT RISK. The Fund intends to enter into reverse repurchase transactions with banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such transactions. They also involve the risk that the counterparty may liquidate the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default by the Fund under the reverse repurchase agreement. At the time when the Fund enters into a reverse repurchase transaction, liquid securities (e.g., cash, U.S. Government securities or other “high grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase NAV fluctuation.

Structured Products. The CLOs, other CDOs and CLNs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs, CDOs and CLNs are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities, structured products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in structured products are subordinate to other classes or tranches thereof; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (iv) a forced “fire sale” liquidation may occur due to technical defaults such as coverage test failures and (vi) the manager of the CLO or CDO may perform poorly.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt. When the Fund invests, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, the Fund will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under- collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments. The Fund may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Secured Debt. Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower, which could require the Fund to return cash or cash equivalents to meet funding requirements. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its Subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Unsecured Loans. The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

LOW CREDIT QUALITY SECURITIES. The Fund is permitted to invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, the Fund may lose all or substantially all of its investment in any particular instance. There is no minimum credit standard as a prerequisite to an investment in any security. Debt securities, including bank loans and participations, may be less than investment grade and may be considered to be “junk bonds” or be distressed or “special situations” with heightened risk of loss and/or liquidity. “Junk bonds” are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities. Such securities may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Fund may invest in securities that are not protected by financial covenants or limitations on additional indebtedness.

Debtor-in-Possession (“DIP”) Loans. From time to time, the Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These debtor-in- possession or DIP loans are most often revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

“COVENANT-LITE” LOANS RISK. Although most of the Fund’s loan investments are expected to include both incurrence and maintenance-based covenants, there may be instances in which the Fund invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the Fund’s ability to reprice credit risk associated with the issuer and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s revenues, net income and NAV.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These may also be securities that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Investment Adviser to be of equivalent quality. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

Syndications and/or Transfer of Debt Instruments. The Fund indirectly will originate and/or acquire loans and other assets. The Fund may also, from time to time, purchase loans or other assets (including participation interests or other indirect economic interests) that have been originated by one or more other accounts or from other unaffiliated parties and/or trading in the secondary market. The Fund expects to originate or purchase such debt assets in certain circumstances with the intent of syndicating and/or otherwise transferring or offering to transfer a significant portion thereof (including, without limitation, corresponding portions of outstanding principal and future interest, and a corresponding amount of unamortized fees), including to one or more other accounts. In such instances, the Fund will bear the risk of any decline in value prior to any syndication and/or other transfer to other accounts or third parties, as well as the risk of inability to syndicate or otherwise transfer such loans or other assets or such amount thereof as originally intended (and including as a result of any such loans not being approved by such independent committee of certain other accounts to which they are offered, if applicable), which could result in the Fund owning a greater interest than originally anticipated.

Assignments and Participations. The Fund may occasionally acquire and hold interests in loans either directly (by purchase from the issuer or by assignment) or indirectly (by way of participation). Holders of participation interests are subject to additional risks not applicable to a holder of a direct interest in a loan. The purchaser of an assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the loan obligation. As a purchaser of an assignment, the Fund generally will have the same voting rights as other lenders under the applicable loan agreement. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution.

RISKS RELATING TO SECONDARY INVESTMENTS. The Fund may, on occasion, acquire loans in the secondary market. In many cases, the economic, financial and other information available to and used by the Investment Adviser in selecting and structuring such secondary investments may be incomplete or unreliable. Valuations of secondary investments may be difficult since there generally will be no established market for such interests. The Fund may not have the opportunity to negotiate the terms of secondary investments, including any special rights and privileges. Moreover, the purchase price of secondary investments will be subject to negotiation with the sellers of such interests and may, in certain cases, include the Fund’s assumption of certain contingent liabilities resulting from activity that transpired prior to the secondary investment. The overall performance of a secondary investment will depend in part on the accuracy of the information available to the Investment Adviser, the acquisition price paid by the Fund for such secondary investment and the structure of such acquisitions and the Fund’s ultimate exposure to any assumed liabilities.

The Fund may have the opportunity to acquire a portfolio of secondary investments from a seller on an “all or nothing” basis. Certain secondary investments in such a portfolio may be less attractive than others, and certain of the sponsors of such secondary investments may be more familiar to the Investment Adviser than others or may be more experienced or highly regarded than others. It may not be possible for the Fund to carve out from such purchases those investments which the Investment Adviser considers less attractive for commercial, tax, legal or other reasons.

Sellers in certain secondary market transactions might require that the Investment Adviser complete its investment analysis and come to a decision within a relatively short time. In such cases, the information available at the time of an investment decision may be limited, and the Investment Adviser may not have access to the detailed information necessary for a thorough evaluation of the investment opportunity.

FOLLOW-ON INVESTMENTS. The Fund may be called upon to provide follow-on funding for its portfolio companies or have the opportunity to increase its investment in portfolio companies. There can be no assurance that the Fund will wish to make such follow-on investments or that the Fund will have sufficient capital to do so. Any decision not to make follow-on investments or the inability to make them may have a substantial negative impact on a portfolio company in need of such an investment or may diminish the Fund’s proportionate ownership in such portfolio company and thus its ability to influence such portfolio company’s future development.

PARTICIPATION ON CREDITORS’ COMMITTEES. The Fund may participate on committees formed by creditors to negotiate the management of financially troubled companies that may or may not be in bankruptcy or the Fund may seek to negotiate directly with the debtors with respect to restructuring issues. If the Fund does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions.

LENDER LIABILITY; EQUITABLE SUBORDINATION. A number of judicial decisions have upheld judgments of obligors against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing or a similar duty owed to the obligor or has assumed an excessive degree of control over the obligor resulting in the creation of a fiduciary duty owed to the obligor or its other creditors or equityholders. Because of the nature of the Fund’s assets, the Fund may be subject to claims of lender liability.

In addition, under certain legal principles that in some cases form the basis for lender liability claims, if a lender, bondholder or other creditor (a) intentionally takes an action that results in the undercapitalization of a obligor to the detriment of other creditors of such obligor, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a equityholder to dominate or control an obligor to the detriment of other creditors of such obligor, a court may elect to subordinate the claim of the offending lender, bondholder or other creditor to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of its nature, the Fund’s assets may be subject to claims of equitable subordination.

Since the Fund and/or affiliates of, or persons related to, the Investment Adviser may hold equity or other interests in obligors of the Fund’s assets, the Fund could be exposed to claims for equitable subordination, lender liability or both based on such equity or other holdings.

CLOSED-END FUND RISK. The Fund may invest in investment funds that are closed-end investment companies registered under the Investment Company Act. The shares of many closed-end funds, after their initial public offering, frequently trade at a price-per-share that is less than the NAV per share, the difference representing the “market discount” of such shares. A relative lack of secondary market purchasers for closed-end fund shares also may contribute to such shares trading at a market discount.

CAYMAN SUBSIDIARY INVESTMENT RISK. The Fund may make investments through the Cayman Subsidiary. By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The investments held by the Cayman Subsidiary are subject to the same risks that apply to investments if held directly by the Fund. These risks are described elsewhere in this Prospectus.

The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Cayman Subsidiary, making it unlikely that the Cayman Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as sole shareholder of the Cayman Subsidiary. The Cayman Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus and in the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Cayman Subsidiary will be disregarded as an entity separate from the Fund for U.S. federal income tax purposes. Accordingly, the assets and activities of the Cayman Subsidiary, as well as its income, gain, loss and deduction, will be directly attributed to the Fund. If the Cayman Subsidiary earns income that is not qualifying income, the Fund will be treated as earning income that is not qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes.

REGULATION S SECURITIES. The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Because Regulation S securities are subject to legal or contractual restrictions on resale, certain Regulation S securities may be considered illiquid. Although Regulation S securities may be resold in offshore or privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund.

LIQUIDITY CONSTRAINTS OF INVESTMENT FUNDS. Since the Fund may make additional investments in or affect withdrawals from an investment fund only at certain times pursuant to limitations set forth in the governing documents of the investment fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the investment funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an investment fund promptly after it has made a decision to do so. Some investment funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders. Some investment funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in such an investment fund, it may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Adviser may choose to hold these securities or to seek to dispose of these securities in a manner that is in the best interests of the Fund. Limitations on the Fund’s ability to withdraw its assets from investment funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, some investment funds may impose lock-up periods prior to allowing withdrawals, which can be for up to two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. It is possible that, from time to time, a source of funds to repurchase Shares may be withdrawals from investment funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, may limit the Fund’s ability to tender its Shares for repurchase.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the investment funds may be limited or unavailable, an investor who meets the conditions imposed by an investment fund may be able to invest directly with the investment fund. By investing in investment funds indirectly through the Fund, the investor bears asset-based fees and may indirectly bear performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the investment funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an investment fund directly. Some investment funds may be subject to a performance-based fee or allocation, irrespective of the performance of other investment funds and the Fund generally. Accordingly, an underlying manager to certain investment funds with positive performance may receive performance-based compensation from the investment fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to underlying managers of the investment funds will range from 0% to 2.85% (annualized) of the average NAV of the Fund’s investment. In addition, certain underlying managers charge an incentive allocation or fee generally ranging from 0% to 35% of an investment fund’s net profits, although it is possible that such ranges may be exceeded for certain underlying managers. The performance-based compensation received by an underlying manager also may create an incentive for that underlying manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the underlying manager without independent oversight.

UNDERLYING MANAGERS INVEST INDEPENDENTLY. The underlying managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the investment funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various investment funds selected by the Investment Adviser may be competing with each other for the same positions in one or more markets. To the extent that the investment funds do, in fact, hold the same positions, the Fund’s portfolio, considered as a whole, may experience magnified gain or loss corresponding with the same position held by each investment fund and incur additional fees and expenses in connection with the same position.

LACK OF CONTROL OVER UNDERLYING MANAGERS. The Fund will invest in investment funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Investment Adviser will not have any control over the underlying managers, thus there can be no assurances that an underlying manager will manage its investment funds in a manner consistent with the Fund’s investment objective. The Investment Adviser may be constrained by the withdrawal limitations imposed by private investment funds, which may restrict the Fund’s ability to terminate investments in private investment funds that are performing poorly or have otherwise had adverse changes. The Investment Adviser will be dependent on information provided by the private investment funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Investment Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives and/or the Fund’s ability to calculate its NAV accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any investment fund and will not have the ability to exercise any rights attributable to an investor in any such investment fund related to their investment.

VALUATION OF INVESTMENT FUNDS. Although the Investment Adviser, as part of their review of potential investment funds, review the valuation procedures used by all underlying managers, neither the Investment Adviser nor the Administrator can generally confirm or review the accuracy of valuations provided by investment funds or their administrators. Further, the Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments, including valuation determinations with respect to the investment funds. An underlying manager to an investment fund may face a conflict of interest in valuing such securities since their values will affect the underlying manager’s compensation. If an underlying manager’s valuations are consistently delayed or inaccurate, the Investment Adviser generally will consider whether the investment fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in a private investment fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the underlying manager’s valuations, and the Investment Adviser may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of investment funds are completed. Promoting transparency and receiving necessary information from investment funds, especially private investment funds, may possibly be an impediment to monitoring the performance of such investment funds on a regular basis.

VALUATION ADJUSTMENTS IN INVESTMENT FUNDS. The Fund calculates its NAV on a daily basis using the periodic valuations provided by the fund managers. However, it’s important to note that these valuations may not capture market changes or other events that take place after the end of the reporting period. The Fund will adjust the valuation of its holdings in investment funds to account for such events, in accordance with its valuation policies. However, it is important to note that there is no guarantee that the Fund will accurately determine the fair value of these investments. Furthermore, it is possible that the valuations reported by the fund managers may be subject to subsequent adjustments or revisions. Since such adjustments or revisions to the NAV of the Fund are based on information available only at the time of the adjustment or revision, they may not impact the amount of repurchase proceeds received by Shareholders who had their Shares repurchased before these adjustments occurred. Consequently, if the subsequent adjusted valuations from the fund managers or revisions to the NAV of an investment fund have an adverse impact on the Fund’s NAV, the remaining outstanding Shares may be negatively affected due to prior repurchases. This may result in a potential benefit for Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Contrarily, any increases in the NAV resulting from such subsequent adjustments may exclusively benefit the outstanding Shares, potentially disadvantaging Shareholders who had previously had their Shares repurchased at a NAV lower than the adjusted amount. These principles also extend to the purchase of Shares, meaning, any subsequent adjustments or revisions to the valuations reported by the fund managers may not impact the amount of Shares received by the new Shareholders purchasing Shares before the adjustments occurred. As a result, if the subsequent adjusted valuations from the fund managers or revisions to the NAV of an investment fund have an adverse impact to the Fund’s NAV, the outstanding Shares may benefit from the prior purchase at a NAV higher than the adjusted amount, while new Shareholders may be disadvantaged as they received fewer Shares from the purchase prior to the adjustments occurring. On the contrary, any increase in the NAV resulting from such subsequent adjustments may benefit new Shareholders who previously purchased Shares at a NAV lower than the adjusted amount while disadvantaging the outstanding Shares.

VALUATIONS SUBJECT TO ADJUSTMENT. The valuations reported by private investment funds, based upon which the Fund determines its month-end NAV and the NAV per Share, may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of private investment funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the private investment funds or revisions to the NAV of a private investment fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

INDEMNIFICATION OF INVESTMENT FUNDS. The underlying managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the investment funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, as amended, their underlying managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the investment funds.

NO REGISTRATION OF CERTAIN INVESTMENT FUNDS. Some investment funds may not be registered as investment companies under the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, might not apply to an investment in these investment funds. In addition, these investment funds may not be obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor whether holdings of these investment funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each underlying manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An underlying manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many of these underlying managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some underlying managers may still be exempt from registration. In such cases, these underlying managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many of these underlying managers will register as commodity pool operators under the Commodity Exchange Act, other underlying managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

FUND DISTRIBUTION RISK. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may reduce its distributions if it has insufficient income. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the Shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

ARTIFICIAL INTELLIGENCE. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

* * *

LIMITS OF RISK DISCLOSURES. The above discussions relate to the various principal risks associated with the Fund, its investments and Shares, and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

FUND PERFORMANCE

The table below illustrates the performance of the Fund. Past performance is no indication of future returns. The Fund commenced operations with Class I Shares (previously designated “Shares”) on July 1, 2024 (“Inception”). Class A Shares of the Fund had not commenced operations as of the date of this prospectus.

Returns reflect the reinvestment of distributions made by the Fund. The performance history is net of all fees and reflects the impact of the Investment Adviser’s voluntary waiver of the Management Fee through June 30, 2025 and the Expense Limitation and Reimbursement Agreement. If the Investment Adviser’s voluntary waiver of the Management Fee through June 30, 2025 and/or the Expense Limitation and Reimbursement Agreement were not in place, the Fund’s performance would be reduced.

Cumulative Return Since Inception (July 1, 2024) for Class I

18.75% as of February 28, 2026

MONTHLY PERFORMANCE (%) RETURNS FOR CLASS I

(July 2024 - February 2026)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2026	0.65%	0.59%											N/A
2025	1.18%	0.85%	1.01%	0.97%	0.60%	0.89%	1.43%	1.09%	0.51%	1.09%	0.63%	1.01%	11.84%
2024							0.81%	-0.69%	0.60%	1.09%	0.73%	0.86%	N/A

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is a Delaware limited partnership and is controlled by First Trust Capital Solutions L.P. First Trust Capital Solutions L.P. is owned by First Trust Capital Partners, LLC (“FTCP”), an affiliated of the Distributor, and by VFT Holdings LP and its affiliates. The Investment Adviser provides investment advice to open-end and closed-end funds and private funds, and as of June 30, 2025, had assets under management of approximately $9.6 billion. The Investment Adviser is an investment adviser registered with the SEC under the Advisers Act.

The Investment Adviser and its affiliates may serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Adviser or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST” below and “INVESTMENT MANAGEMENT AND OTHER SERVICES — Conflicts of Interest” in the SAI.

Portfolio Managers

The personnel of the Investment Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

MICHAEL PECK — Portfolio Manager

Mr. Peck, CFA, joined the Investment Adviser and its affiliated companies in February 2012 and is currently Chief Executive Officer and Co-Chief Investment Officer of the Investment Adviser. From February 2012 to March 2024, Mr. Peck was also President and Co-Chief Investment Officer of Vivaldi Capital Management LP. Prior thereto, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment adviser, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

BRIAN MURPHY — Portfolio Manager

Mr. Murphy joined the Investment Adviser in March 2014 as a Senior Research Analyst and currently serves as Co-Chief Investment Officer of the Investment Adviser and a portfolio manager to the Fund. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

ROBERT O’HARA — Portfolio Manager

Mr. O’Hara, CFA, joined the Investment Adviser in January 2022 and currently serves as Principal, Portfolio Manager at the Investment Adviser, where he is responsible for overseeing the alternative credit investment program. Prior thereto, Mr. O’Hara was an Investment Analyst and Trader at LBMC Investment Advisors, a registered investment adviser, from December 2018 to December 2021. Mr. O’Hara graduated from Pennsylvania State University with a Bachelor of Science in Finance. Mr. O’Hara also holds an Undergraduate Certificate of Real Estate Analysis and Development from Pennsylvania State University and is a Chartered Financial Analyst (“CFA”).

Additional information about the portfolio managers’ compensation, other accounts managed, and the portfolio managers’ ownership of Fund securities is available in the Statement of Additional Information.

Manager of Managers Arrangement

The Fund and the Adviser intend to apply for exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to select new or change existing investment sub-advisers to manage the Fund, including sub-advisers affiliated with the Adviser, without obtaining shareholder approval. The relief would also permit the Adviser to materially amend the terms of the agreement with a sub-adviser or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services, with Board approval, but without shareholder approval, in each case, including with respect to sub-advisers affiliated with the Adviser. Unless and until such exemptive relief is granted, shareholder approval will be required for the addition of a new sub-adviser or material changes in a sub-advisory agreement. The Trust and the Adviser also have applied for exemptive relief that would permit the Board to enter into or materially amend an agreement with a sub-adviser at a meeting of the Board via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.

The Investment Management Agreement

The Investment Management Agreement between the Investment Adviser and the Fund (the “Investment Management Agreement”) became effective as of April 25, 2024 and continued in effect for an initial two-year term. The Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without penalty upon sixty (60) days’ written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Management Agreement at any time without penalty upon sixty (60) days’ written notice to the Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement is available in the Fund’s semi-annual report to Shareholders for the period ended September 30, 2024.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser or any partner, director, officer or employee of the Investment Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Investment Management Fee

The Fund pays the Investment Adviser an investment management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee,” together with the Management Fee, the “Investment Management Fee”), in consideration of the advisory services provided by the Investment Adviser to the Fund.

Management Fee

Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly Management Fee equal to 1.00% on an annualized basis of the Fund’s net assets as of each month-end. The Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for the Management Fee payable to the Investment Adviser for that month.

Incentive Fee

The Incentive Fee is calculated and payable monthly in arrears an amount equal to 15.0% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month, subject to the Hurdle Rate described below “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees that the Fund (or its wholly-owned subsidiaries) receives from portfolio companies) accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Management Fee, expenses and fees payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares and credit agreements, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature, accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation. The Incentive Fee attributable to Pre-Incentive Fee Net Investment Income that is paid to the Investment Adviser in a given month may be calculated on the basis of an amount that is greater than the amount of net investment income actually received by the Fund for such month. Payment of the Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the Fund’s pre-incentive fee net investment income equal to 0.42% per month (or an annualized hurdle rate of 5%) (the “Hurdle Rate”), subject to a “catch up” feature, which allows the Investment Adviser to recover foregone Incentive Fees that were previously limited by the Hurdle Rate. For purposes of the Incentive Fee, pre-incentive net investment income shall be calculated for the relevant month as of the first business day of each month. No incentive fee is payable to the Investment Adviser on capital gains whether realized or unrealized. The incentive fee is paid to the Investment Adviser as follows:

●	no incentive fee in any month in which the Pre-Incentive Fee Net Investment Income does not exceed 0.42% (5.00% annualized);

●

100% of the amount of the Pre-Incentive Fee Net Investment Income, if any, that exceeds 0.42% but is less than 0.49% in any month (5.88% annualized) is payable to the Investment Adviser; this portion of the pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 0.49%) is referred to herein as the “catch up.” The “catch up” is meant to provide the Investment Adviser with 15% of the Fund’s Pre-Incentive Fee Net Investment Income as if a hurdle did not apply when this net investment income reaches 0.49% in any month; and

●	15% of all Pre-Incentive Fee Net Investment Income is paid to the Adviser after the hurdle is reached and the catch up is achieved.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s investments. Accordingly, an increase in interest rates would make it easier for the Investment Adviser to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Investment Adviser, without interest, only if and to the extent the Fund actually receives such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the month by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such month. No incentive fee is payable to the Investment Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that the Fund may suffer.

The following is a graphical representation of the calculation of the Incentive Fee:

Monthly Incentive Fee

Fund’s pre-incentive fee net investment income

Percentage of the Fund’s pre-incentive fee net investment income to NAV allocated to the Incentive Fee

Examples of Monthly Incentive Fee Calculations

Assumptions

Month 1: Opening NAV is $1,000. During the month, the Fund earns net investment income of 1.00% (or $10.00). Hurdle amount is $4.20.

Month 2: Opening NAV is $1,000. During the month, the Fund earned net investment income of 0.40% (or $4.00). Hurdle amount is $4.20.

Month 3: Opening NAV is $1,000. During the month, the Fund earned net investment income of 0.46% (or $4.60). Hurdle amount is $4.20.

Month 1 Incentive Fee	= 15% x pre-incentive fee net investment income
= 15% x $10
= $1.50

Month 2 Incentive Fee	= 0% x pre-incentive fee net investment income
= pre-incentive fee net investment income < hurdle amount
= $4.00 < $4.20
= No Incentive Fee for the month

Month 3 Incentive Fee	= 100% x (pre-incentive fee net investment income – hurdle amount)
= 100% x ($4.60 - $4.20)
= $0.40

MANAGEMENT OF THE SUBSIDIARIES

The Fund wholly-owns each Subsidiary. The Fund is the sole shareholder of each Subsidiary, and shares of a Subsidiary will not be sold or offered to other investors. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. The Fund’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures. The Investment Adviser serves as the investment adviser of each Subsidiary. The Subsidiaries do not pay the Investment Adviser a management fee for its services. Each Subsidiary will enter into a separate contract for the provision of custody. The Fund, as the sole shareholder of a Subsidiary, will bear the costs of this service, which will ultimately be borne by the Shareholders of the Fund.

DISTRIBUTION

First Trust Portfolios L.P. is the distributor (the “Distributor”) of the Shares of the Fund and is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor is an affiliate of the Investment Adviser. The Investment Adviser will receive advisory fees based upon the size of the Fund. This may provide for a greater incentive for the Distributor to sell shares than it may otherwise possess with respect to unaffiliated investment advisers, sub-advisers or funds.

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best-efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of or which securities are to be purchased or sold by the Fund or determining the valuation of the Fund’s assets and liabilities. In addition, the Distributor is not responsible for any operational matters associated with repurchases of Fund Shares.

The Distributor or its affiliates may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of Shares. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Fund may authorize one or more financial intermediaries and their authorized agents that have made arrangements with the Fund (collectively, “Financial Intermediaries”) to receive on its behalf purchase orders and repurchase requests. Such Financial Intermediaries are authorized to designate other intermediaries or designees to receive purchase orders and repurchase requests on the Fund’s behalf. The Fund will be deemed to have received a purchase order or repurchase request when a Financial Intermediary or, if applicable, a Financial Intermediary’s designee, receives the order or repurchase request. Orders will be priced at the next computed NAV per Share after they are received by a Financial Intermediary or the Financial Intermediary’s authorized designee.

Investors may be charged a fee if they effect transactions through a Financial Intermediary or authorized designee. Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediaries, and not the Distributor or the Investment Adviser, are responsible for all suitability determinations with respect to an investor purchasing shares. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services aside from distribution and servicing fee paid pursuant to the Distribution and Service Plan. The Investment Adviser pays the Distributor a fee for certain distributor-related services. The Fund has been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares and to adopt a Distribution and Service Plan with respect to Class A and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares to the Fund’s Distributor and/or other qualified recipients. The Fund or other parties may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services or other services.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund and the Investment Adviser will indemnify and hold harmless the Distributor, its affiliates and their respective officers, directors, partners, members, shareholders, and employees from and against any liabilities, claims, damages, losses and costs (including attorneys’ fees and expenses) arising out or relating to (i) the offer or sale of the Shares or the management or affairs of the Fund, (ii) any untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in the Fund’s organizational documents, marketing material or this Prospectus (collectively, the “Offering Materials”) or in any advertising or promotional material approved, published or provided to the Distributor by or on behalf of the Fund or the Investment Adviser, or accurately derived from information approved, published or provided to the Distributor by or on behalf of the Fund or the Investment Adviser, other than with respect to information provided by the Distributor for inclusion therein, (iii) any violation of any law, rule or regulation relating to the registration or qualification of Shares or the Fund, (iv) any material breach by the Fund or the Investment Adviser of any representation, warranty or agreement contained in the DistributionAgreement, (v) any material violation of any applicable law, rule or regulation relating to the operation of the Fund or (vi) any gross negligence, willful misfeasance or reckless disregard by the Fund or the Investment Adviser or their respective affiliates in the performance of, or failure to perform, its respective obligations under the Distribution Agreement (“FT Covered Claims”), except to the extent that any such FT Covered Claim is caused by a material breach by the Distributor of the Distribution Agreement or the willful misconduct, gross negligence or reckless disregard of the Distributor or its affiliates in the performance of, or failure to perform, its obligations under the Distribution Agreement. The Distributor also has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

Class A Shares in the Fund are offered with a maximum sales charge of 4.50% of the purchase amount. The Fund or Investment Adviser may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Investment Adviser and its affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion. There is no minimum aggregate amount of Shares required to be purchased in any offering.

The Investment Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. The Distributor may reallow all or a portion of the sales load to broker- dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Fund. The Distributor may also make payments to financial intermediaries from its own resources, subject to the following conditions: (a) any such payments shall not create any obligation for or recourse against the Fund or Class thereof and (b) the terms and conditions of any such payments are consistent with the Fund’s Prospectus and applicable federal and state securities laws and are disclosed in the Fund’s Prospectus or SAI to the extent such laws require. The Distributor may retain any portion of the sales load, distribution and/or service fee not paid to a financial intermediary. See also “Additional Payment to Financial Intermediaries” in the SAI.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class I Shares. Under the Distribution and Service Plan for Class A Shares, the Fund will pay to qualified recipients (i) for each Class of Shares a Shareholder Servicing Fee of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to the Class and (ii) for Class A Shares a Distribution Fee of up to 0.75% on an annualized basis of the aggregate net assets attributable to Class A Shares and under the Distribution and Service Plan for Class I Shares, the Fund will pay a Shareholder Servicing Fee of up to 0.25% on an annualized basis of the aggregate net assets attributable to Class I Shares (together, the “Distribution and Servicing Fee”). As of the date of this Prospectus, it is estimated that Shareholders will pay 0.75% of the net assets value of the Class A Shares for marketing and distribution expenses and 0.00% of the net asset value of the Class A Shares and Class I Shares, respectively, for shareholder servicing expenses since the Fund does not currently have any agreements in place. It is expected that this percentage will increase as the Fund grows. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class.

The Distribution and Servicing Fee to be paid to the qualified recipients for distribution and provision of personal services of each class of Shares under the respective Distribution and Service Plan is as follows:

Class	Distribution and Service Fee
Class A	1.00%
Class I	0.25%

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Fund pays the Administrator an annual fee calculated as a percentage of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and recordkeeping, and custody administration services provided by the Administrator or its affiliates. The amounts listed include certain out-of-pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a. serves as custodian (“Custodian”) of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. UMB Bank, n.a. also serves as custodian of the Cayman Subsidiary and Domestic Subsidiaries. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of the custodian. UMB Bank, n.a.’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. UMB Bank, n.a. is an affiliate of the Administrator.

FUND FEES AND EXPENSES

The Fund pays all of its expenses, or reimburse the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; Shareholder Servicing Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser bears all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund bears its organizational and offering costs. Organizational expenses will be expensed as they are incurred. Certain ongoing offering costs associated with offers of Shares will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

Pursuant to exemptive relief from the SEC, the Fund has adopted a Shareholder Service Plan with respect to Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Shareholder Service Plan, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund (the “Shareholder Servicing Fee”) to the Distributor and other qualified recipients. The Shareholder Servicing Fee is paid out of the Fund’s assets. See “DISTRIBUTION AND SERVICE PLAN.” The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver/Reimbursement”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.75% and 2.00% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver/Reimbursement is made, the Investment Adviser may recoup amounts waived or assumed, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limit in effect at the time of the Waiver/Reimbursement and the Expense Limit in effect at the time of the repayment. The initial term of the Expense Limitation and Reimbursement Agreement was from the Fund’s inception through April 25, 2025. The current term of the Expense Limit and Reimbursement Agreement is through April 25, 2027. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew on April 25 each year unless terminated by the Fund or the Investment Adviser upon 30 days’ advance written notice. The Expense Limitation and Reimbursement Agreement has the potential to help the Investment Adviser achieve the Hurdle Rate and collect the Incentive Fee.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s full and fractional Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

As affiliates, the Investment Adviser and Distributor share a common interest in marketing Shares of the Fund because they benefit from the Investment Management Fee and compensation received for its roles. The Distributor is an affiliate of the Investment Adviser. The Investment Adviser will receive advisory fees based upon the size of the Fund. This may provide for a greater incentive for the Distributor to sell shares than it may otherwise possess with respect to unaffiliated investment advisers, sub-advisers or funds.

Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that have been accrued, but not yet received. The Investment Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. The incentive fee payable by the Fund to the Investment Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

The Investment Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as Investment Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Adviser and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund.

Although the Investment Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser and its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Adviser and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Adviser and its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund, and Investment Adviser has adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov. See “PRINCIPAL RISK FACTORS — POTENTIAL CONFLICTS OF INTEREST RISK.”

OUTSTANDING SECURITIES*

(1) Title of Class**	(2) Amount Authorized	(3) Amount Held by Fund or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Class I Shares			8,484,709

As of March 31, 2026.

** Class A Shares were not offered to investors prior to the date of this Prospectus.

OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers semi-annually with a Valuation Date (as defined below) on or about June 30 and December 31 of each year. For each repurchase offer the Board will set an amount between 5% and 10% of the Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their per-class NAV determined as of approximately June 30 and December 31, as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-purchases occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

In certain circumstances, the Board may require a Shareholder to tender its Shares. A Shareholder may be required to tender its Shares if the Shareholder is a registered investment company that owns more than 3% of the issued Shares, and the Board and Fund did not have, or desire to have, a fund-of-funds agreement in place. Similarly, the Board could require a Shareholder to tender its Shares if the Shareholder owned more than 5% of the issued Shares and that 5% ownership affiliation inhibited the Fund’s ability to make certain investments. Any such redemption will be conducted consistent with the requirements of Rule 23c-2 under the Investment Company Act.

A Shareholder who tenders for repurchase only a portion of its Shares in the Fund will be required to maintain a minimum account balance of $1,000. If a Shareholder tenders a portion of their Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $1,000, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

See “TAXES” for information on the potential tax consequences to the Fund and Shareholders.

REPURCHASE PROCEDURES

 Once each semi-annual period, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer the Board will set an amount between 5% and 10% of the Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each semi-annual repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each semi-annual repurchase offer, how they may request that the Fund repurchase their Shares, and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders (the “Shareholder Notification”) and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the percentage of the outstanding Shares of the Fund offered to be repurchased (the “Repurchase Offer Amount”) and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $1,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA (as defined below) or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. Shareholders may withdraw Shares tendered for repurchase or modify a previous repurchase request at any time prior to the Repurchase Request Deadline.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CALCULATION OF NET ASSET VALUE

GENERAL

The Administrator calculates the Fund’s NAV as of the close of business on each business day (which is any day the New York Stock Exchange is open for business) and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. The Fund calculates the NAV per share of each class of Shares by subtracting the value of each share class’s liabilities from the value of its assets and dividing by the number of outstanding Shares of the class.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The participation of the investment professionals of the Investment Adviser in the Fund’s valuation process could result in a conflict of interest as the Management Fee is based on the value of the Fund’s assets. See “CONFLICTS OF INTERESTS” above.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined. The mid-point of the last bid and the last ask is also known as the ‘mark’.

Debt securities, except for private debt investments discussed below, will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

The Fund values its investments in private investment funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) at the value determined by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. The Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund. Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.

Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect. Further, the Distributor is under no duty to verify any valuations of the Fund’s investments.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each business day. However, there may be circumstances where it may not be practicable to determine a NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept purchases for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the repurchase pricing date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT (or any successor form) filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DISTRIBUTION POLICY

The Fund intends to make monthly distributions to its shareholders equal to 10.5% annually of the Fund’s NAV per Share (the “Distribution Policy”). For distributions made prior to May 28, 2026, the Fund followed a policy of intending to make monthly distributions to its shareholders of 12% annually of the Fund’s NAV per Share.

The Fund’s predetermined dividend rate may be modified by the Board from time to time and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The Fund may reduce its distributions if it has insufficient income. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be considered a dividend yield or total return of investment and will not be taxable, but will reduce the Shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold.

If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold, and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income (if any) undistributed during the year, as well as the net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt interest income (if any) and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in each Share. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. As required under the Investment Company Act, the Fund will provide a notice to shareholders at the time of a payment or distribution when such does not consist solely of net income. Additionally, each payment will be accompanied by a written statement which discloses the source or sources of each payment. The Internal Revenue Service (the “IRS”) requires you to report these amounts, excluding returns of capital, (such amounts will be reported by the Fund to shareholders on IRS Form 1099) on your income tax return for the year declared. The Fund will provide disclosures, with each payment, that estimates the percentages of the current and year-to-date payments that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize payments made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. Nevertheless, persons who periodically receive the payments may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any payment from the Fund is net profit.

The Board reserves the right to change the Distribution Policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record or via electronic funds transfer (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Management Fee is payable to the Investment Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund.

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax. See “TAXES - SHAREHOLDER TAXATION - DISTRIBUTIONS TO SHAREHOLDERS” below.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, RICs, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or Shareholders will continue to be as described herein.

The Fund has not sought or obtained a ruling from the IRS (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

SHAREHOLDER TAXATION

Distributions to Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts (“IRAs”).

Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non- corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. Additionally, if you receive a capital gain dividend from the Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain dividend received. Capital gains on the sale of assets held for less than one year will be short-term capital gains, taxed at ordinary income rates.

U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed, except that dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to a dividends received deduction with respect to many dividends received from the Fund. However, certain qualifying dividends received by the Fund and distributed to shareholders may be reported by the Fund as eligible for the dividends received deduction. If the Fund has covered call options, the amount of dividends that qualify for the dividends received deduction may be reduced. T

If the Fund is not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. Shareholders will be treated as having received a dividend from the Fund in the amount of such U.S. Shareholders’ allocable share of the Investment Management Fee paid to the Investment Adviser and certain other expenses, and these fees and expenses will be treated as “miscellaneous itemized deductions” of such U.S. Shareholders. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend in the amount of such U.S. Shareholder’s allocable share of the Investment Management Fee paid to the Investment Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions are no longer deductible for non-corporate taxpayers.

Repurchases. You will recognize taxable gain or loss on a repurchase of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months. Additionally, any loss realized on a repurchase of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares repurchased of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares repurchased. The Fund will use the First In, First Out (“FIFO”) method, unless you instruct the Fund to select a different method, or choose to specifically identify your shares at the time of each repurchase. If your account is held by your broker or other advisor, they may select a different default method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. Moreover, the exemption may not apply, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest from non-U.S. payors, and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, the Fund may be able to designate a portion of the distributions made as interest related dividends or short-term capital gain dividends which are generally exempt from this withholding tax.

The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement to these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act, even if such distributions would otherwise be exempt from withholding.

All foreign investors should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions, sales, exchanges, and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale exchange or redemption payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subjected to backup withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%. The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

INVESTMENT IN DOMESTIC SUBSIDIARY

The investment of up to 25% of a RIC’s assets in one or more subsidiaries (such as the Domestic Subsidiaries) enables a RIC to indirectly make investments that would not generate qualifying income if they were made directly by the RIC. Any net income that a Domestic Subsidiary recognizes will be subject to federal and state corporate income tax, but the dividends that a Domestic Subsidiary pays to the Fund (i.e., those gains, net of the tax paid and any other expenses of the Domestic Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. Although it is possible that the Domestic Subsidiaries may be required to be aggregated for purposes of the 25% value limit described in “Taxation of the Fund”, above, losses of one Domestic Subsidiary will not offset income of another Domestic Subsidiary.

INVESTMENT IN CAYMAN SUBSIDIARY

The Cayman Subsidiary will be disregarded as an entity separate from the Fund for U.S. federal income tax purposes, Accordingly, the assets and activities of the Cayman Subsidiary, as well as its income, gain, loss and deduction, will be directly attributed to the Fund. If the Cayman Subsidiary earns income that is not qualifying income, the Fund will be treated as earning income that is not qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes.

If the income of the Cayman Subsidiary attributed to the Fund is not qualifying income, the Fund might cease to qualify as a RIC or the Fund may be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy. If the Fund ceases to qualify as a RIC, the Fund’s taxable income would be subject to tax at the fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxation of the Cayman Subsidiary. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Cayman Subsidiary will be received free of all Cayman Islands taxes. The Cayman Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Cayman Subsidiary has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary, or to the shareholders thereof, in respect of any such property or income.

OTHER TAX MATTERS

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain IRAs, or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA- covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Investment Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities that are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/ or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings.

Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Class A Shares and Class I Shares. While the Fund presently offers the Class I Shares and the Class A Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of Class A Shares and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.

PURCHASING SHARES

The minimum initial investment in Class A Shares by any investor is $1,000 and the minimum initial investment in Class I Shares by any investor is $1,000. The minimum additional investment in the Fund by any Shareholder is $1,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Adviser or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares were initially issued at $25.00 per share. Thereafter the purchase price for each class of Shares is based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares are sold at the public offering price, which is the NAV plus an initial maximum sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares - Sales Charge Schedule

Investment Amount	Front- End Sales Charge as a % of Offering Price*	Front- End Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Up to $24,999	4.50%	4.71%	3.75%
$25,000 – $49,999	3.50%	3.63%	2.75%
$50,000 - $99,999	2.50%	2.56%	2.00%
$100,000 - $249,999	2.00%	2.04%	1.50%
$250,000 or more	None **	None **	None **

* The offering price includes the sales charge.

** There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $250,000 or more, but a CDSC of 1.25% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase.

Class I Shares are not subject to any initial sales charge. The Shares are offered through the Distributor and the Distributor may enter into agreements with brokers, dealers or other financial intermediaries for distribution of shares of the Fund. Generally, Class A Shares are offered through financial intermediaries that do not impose additional sales or marketing fees beyond the Class A Shares up front sales charge.

Shares are generally offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any request to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment will be accepted if a completed investor application and funds are received in good order. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

Class A Shares Purchase Programs

Eligible purchasers of Class A Shares may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

●	you assure the Fund in writing that you intend to invest at least $25,000 in Class A Shares over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

●	the amount of Class A Shares you already own in the Fund plus the amount you intend to invest in Class A Shares is at least $25,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase Shares at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any Shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed Shares. Any remaining escrowed Shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or the Financial Intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or the Financial Intermediary, with certain information or records to verify your eligibility for a quantity discount.

Such information or records may include account statements or other records regarding Shares held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or a Financial Intermediary. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of Shares, as the Fund and Financial Intermediary may not retain this information.

Information about sales charges can be found on the Investment Manger’s website https://www.FirstTrustCapital.com or you can consult with your financial representative.

Large Order Net Asset Value Purchase Privilege

There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $250,000 or more, but a CDSC of 1.25% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. From its own profits and resources, the Distributor may pay a finder’s fee of 0.50% to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A Shares of the Fund. Please contact your financial intermediary to determine whether a finder’s fee was paid in connection with your investment in the Fund.

A CDSC will be waived in the following circumstances:

●	if you are a current Trustee of the Fund; or

●	if you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Code) of the Investment Adviser or its affiliates, or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund can answer your questions and help you determine if you are eligible for the waiver.

DERIVATIVE ACTIONS/EXCLUSIVE FORUM

No person, other than a Trustee, who is not a Shareholder will be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. Except for claims asserted under the U.S. federal securities laws including, without limitation, the Investment Company Act, no shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. Notwithstanding the foregoing, neither of the preceding provisions governing derivative actions will apply to claims brought under the federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) the Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Fund; and (b) unless a demand is not required under clause (a) above, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action. For purposes of this paragraph, the Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. If the demand for derivative action has been considered by the Board, and a majority of the Independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund, the complaining Shareholders shall be barred from commencing the derivative action. If upon such consideration the appropriate members of the Board determine that such a suit should be maintained, then the appropriate officers of the Fund shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Declaration of Trust provides that the foregoing provisions will not apply to claims brought under the federal securities laws.

The Fund’s By-Laws provide that each Shareholder irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund will be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, then any other court in the State of Delaware with subject matter jurisdiction, and irrevocably waives any right to trial by jury. The exclusive forum provision may require shareholders to bring an action in an inconvenient or less favorable forum. The exclusive forum and jury waiver provisions do not apply to claims arising under the Federal securities laws.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be provided with reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year ends on March 31. The Fund’s taxable year is the 12-month period ending on March 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Ernst & Young LLP, located at principal business address 155 North Wacker Drive, Chicago, IL 60606, serves as the Fund’s independent registered public accounting firm.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (877) 779-1999.

First Trust Enhanced Private Credit Fund

c/o UMB Fund Services, Inc.

120 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

Investment Adviser

First Trust Capital Management L.P.

225 W. Wacker Drive, 21st Floor

Chicago, IL 60606

Transfer Agent/Administrator

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian Bank

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

Distributor

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

Fund Counsel

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Preliminary Statement of Additional Information

We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FIRST TRUST ENHANCED PRIVATE CREDIT FUND

Class A Shares FTEAX

Class I Shares FTECX

Statement of Additional Information

Dated [●], 2026

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(877) 779-1999

This SAI is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus (the “Prospectus”) of the First Trust Enhanced Private Credit Fund (the “Fund”) dated [●], 2026, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. The Fund’s audited financial statements and financial highlights for the fiscal period ended March 31, 2025 (including the report of Ernst & Young LLP, the Fund’s independent registered public accounting firm) appearing in the annual report to shareholders (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The Fund’s unaudited financial statements for the fiscal period ended September 30, 2025 appearing in the Fund's semi-annual report to shareholders (the "Semi-Annual Report") are incorporated by reference into this SAI. No other parts of the Fund's semi-annual financial statements are incorporated herein. The Fund's unaudited interim financial statements for the period from April 1, 2025, through February 28, 2026, are included at Appendix C. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

The Fund’s Prospectus, which is dated [●], 2026, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

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INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)

Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)

Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)

Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)

Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)

Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Invest 25% or more of the value of its total assets in the securities of issuers that are engaged in any single industry or group of industries, except that U.S. Government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, except in the case of the ongoing asset coverage requirement in the case of borrowings, will not constitute a violation of such restriction or policy. For purposes of the investment restriction regarding concentration above, the Fund may select its own industry classifications, provided such classifications are reasonable. The Fund’s use of these classification systems is not a fundamental policy of the Fund and therefore, can be changed without Shareholder approval.

With respect to the Fund’s investment restrictions related to borrowing and senior securities, the Investment Company Act limits the Fund’s ability to borrow money, except that the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the Investment Company Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

With respect to the Fund’s investment restriction related to loans, the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the Investment Company Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation shall not apply to (i) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment policies, (ii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s assets.

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In addition to the above, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time, that it will make periodic repurchase offers at least semi-annually with a valuation date on or about June 30 and December 31 each year, with pricing occurring no later than the fourteenth day after a Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day, for no less than for 5% and no more than 25% of the shares outstanding at per-class net asset value (“NAV”) per share less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements. Shareholders can obtain the date of the next Repurchase Request Deadline by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (877) 779-1999.

The Fund may not change its fundamental policies and restrictions without a Shareholder vote.

NON-FUNDAMENTAL POLICIES

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective and investment strategies are not fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Under current law as interpreted by the SEC and its staff, the Fund may borrow from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Commodities. The Investment Company Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which the Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the Prospectus and this SAI.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. For purposes of the Fund’s industry concentration policy, First Trust Capital Management L.P. (the “Investment Adviser”) may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties.

Real Estate. The Investment Company Act does not directly restrict an investment company’s ability to invest in real estate or interests in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs). The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the Prospectus and this SAI.

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Senior Securities. The current limit on issuance of senior securities limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

The following information supplements the discussion of the Fund’s investment policies and techniques in the Prospectus.

The Fund’s investment objective is to achieve total return through income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund seeks to achieve its investment objective by investing across the full spectrum of structured and private credit, in which the focus of the Fund will be to offer exposure to both bank syndicated and non-bank originated debt instruments. Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of private credit instruments. For the purpose of this policy, “private credit instruments” include, without limitation, those that are issued in private offerings or by private companies, including (i) privately negotiated and broadly syndicated corporate loans (including first-lien senior secured, second lien, unsecured and/or mezzanine debt), (ii) securities issued by asset-backed and similar securitization vehicles (such as collateralized loan obligations (‘‘CLOs’’) or other collateralized debt obligations) and (iii) regulatory capital relief investments (including, without limitation, significant risk transfer securities (SRTs). The Fund may invest in FTEPCF Cayman Sub1 Ltd, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Cayman Subsidiary”). The Cayman Subsidiary is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

Types of Investments and Related Risks

RELIANCE ON KEY PERSONNEL. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser. If one or more key individuals leaves the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the United States, issued broad-ranging sanctions on Russia and certain Russian companies and individuals. The hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region as well as negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on certain of the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly.

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Payment in Kind for Repurchased Shares. The Fund does not expect, but has the right, to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

Fixed-Income Securities. The Fund may invest in fixed-income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Adviser to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities, or may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions.

Non-U.S. Securities; forward contracts. The Fund may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which the Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

The Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s investment objective, such as when the Investment Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

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In June 2016, the UK approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund cannot be predicted, and it is possible that the new terms may adversely affect the Fund.

Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments.

Additionally, various countries have seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s or an Investment Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s or an Investment Fund’s investments in securities and instruments that are economically tied to the applicable region and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund or Investment Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s or an Investment Fund’s ability to achieve their investment objectives, prevent the Fund or Investment Funds from receiving payments otherwise due, increase diligence and other similar costs to the Fund or Investment Funds, render valuation of affected investments challenging, or require the Fund or Investment Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s or an Investment Fund’s performance with respect to such investments, and thus the Fund’s or an Investment Fund’s performance as a whole.

Currency and Exchange Rate Risk. The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates in which case the Fund will be subject to foreign currency risk. The Fund’s Shares are priced in U.S. dollars and the capital contributions to, and distributions from, the Fund are paid in U.S. dollars. However, because a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions.

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Furthermore, the Fund may (but is not required to) attempt to hedge its exposure to foreign currencies, to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that currency hedging strategies will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Money Market Instruments. The Fund may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

When-Issued, Delayed Delivery and Forward Commitment Securities. To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Options and Futures. The Investment Adviser may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, the Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. Such transactions may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may include options on baskets of specific securities. The Fund may utilize European-style or American-style options. European-style options are only exercisable at their expiration. American-style options are exercisable at any time prior to the expiration date of the option.

The Investment Adviser may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller during the term of the option to a continuing decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

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The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Fund could exercise the option should the Investment Adviser deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Investment Adviser’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

The Fund may purchase and sell interest rate futures contracts. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund currently intends to limit investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the Commodity Futures Trading Commission (“CFTC”) in its 2012 amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Investment Adviser is not required to register as “commodity pool operators” (“CPO”) under the Commodity Exchange Act with respect to the Fund at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations to claim an exemption from being considered a “commodity pool” and having the investment adviser register as a CPO: (i) the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (ii), the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser is required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund must comply with all applicable CFTC regulations.

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Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Swap Agreements. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Short SALES. The Investment Adviser may engage in short sales, or short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

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The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

Derivatives Risk. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the NAV of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the derivatives strategies will depend on the Investment Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

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Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

●

Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

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Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

9

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Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required to maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

●

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

●

Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk. Whether or not the equity securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter (“OTC”) market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held by the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Enforceability of Claims Against Investment Funds. The Fund has no assurances that it will be able to: (1) effect service of process within the U.S. on foreign investment funds; (2) enforce judgments obtained in U.S. courts against foreign investment funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against an investment fund or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the investment funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Shareholders.

Portfolio Turnover. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Adviser considers portfolio changes appropriate.

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Financial Failure of Intermediaries. There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

CYBER SECURITY RISK. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Cyber security breaches affecting the Fund, the Investment Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Investment Funds and for the issuers of securities in which the Fund or an Investment Fund may invest, which could result in material adverse consequences for the Investment Funds or such issuers and may cause the Fund to lose value. The Fund and Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund and Investment Adviser. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

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Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustees(3)
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	31	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	31	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016-2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001– 2015).	31	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

(1)	Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

(2)	As of December 31, 2025, the fund complex consists of the Fund, AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

(3)	As of December 31, 2025.

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Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen By Trustee	Other Directorships Held by Trustees(3)
Terrance P. Gallagher(4) Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); President, Investment Managers Series Trust II (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	31	Trustee, Investment Managers Series Trust II (85 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly known as Vivaldi Asset Management LLC) (2012 – Present); President and Co-CIO, Vivaldi Capital Management, LP (2012 – March 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).

				N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception

Chief Operating Officer, First Trust Capital Management L.P. (formerly known as Vivaldi Asset Management LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management, LP (2012 – March 2024); Director, Coe Capital Management LLC (2010 – 2011).

				N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017 – 2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008 – 2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

				N/A	N/A

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(1)	Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

(2)	As of December 31, 2025, the fund complex consists of the Fund, AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

(3)	As of December 31, 2025.

(4)	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non- profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

David G. Lee. Mr. Lee has been a Trustee since the Fund’s inception. He has more than 31 years of experience in the financial services industry.

Robert Seyferth. Mr. Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 36 years of business and accounting experience.

Terrance P. Gallagher. Mr. Gallagher has been a Trustee since the Fund’s inception. Mr. Gallagher has more than 45 years of experience in the financial service industry.

Gary E. Shugrue. Mr. Shugrue has been a Trustee since the Fund’s inception. Mr. Shugrue has more than 36 years of experience in the financial service industry.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet in person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed David Lee, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer and the Investment Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. The Audit Committee held two meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. The Nominating Committee did not hold any meetings during the last fiscal year.

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Trustee and Officer Ownership of Securities

As of December 31, 2025, none of the Trustees owns Shares of the Fund.

As of December 31, 2025 the Trustees and officers of the Fund as a group owned less than one percent of the outstanding Shares of the Fund.

Independent Trustee Ownership of Securities

As of December 31, 2025, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Investment Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee an annual retainer of $10,000 per fiscal year, as well as (i) $2,500 for each Audit Committee meeting attended; (ii) $3,000 per each special Board meeting attended; and (iii) $1,500 per each special non-Board meeting attended. Trustees who are interested persons will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

During the fiscal year ended March 31, 2025, the Fund compensated the Trustees as follows:

Name of Trustee	Aggregate Compensation from the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees:
David G. Lee	$10,313	$470,375
Robert Seyferth	$10,313	$470,375
Gary E. Shugrue	$10,313	$470,375
Interested Trustee:
Terrance P. Gallagher	None	None

CODES OF ETHICS

The Fund, the Investment Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Investment Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser to the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Adviser provides such services to the Fund pursuant to the Investment Management Agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of April 25, 2024 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement is available in the Fund’s semi-annual report to Shareholders for the period ended September 30, 2024.

The Fund pays the Investment Adviser an investment management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee,” together with the Management Fee, the “Investment Management Fee”), in consideration of the advisory services provided by the Investment Adviser to the Fund.

Management Fee

Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly Management Fee equal to 1.00% on an annualized basis of the Fund’s NAV as of each month-end, subject to certain adjustments. The Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee payable to the Investment Adviser for that month.

Incentive Fee

The Incentive Fee is calculated and payable monthly in arrears an amount equal to 15.0% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month, subject to the Hurdle Rate described below “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees that the Fund (or its wholly-owned subsidiaries) receives from portfolio companies) accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Management Fee, expenses and fees payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares and credit agreements, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature, accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation. The Incentive Fee attributable to Pre-Incentive Fee Net Investment Income that is paid to the Investment Adviser in a given month may be calculated on the basis of an amount that is greater than the amount of net investment income actually received by the Fund for such month. Payment of the Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the Fund’s pre-incentive fee net investment income equal to 0.42% per month (or an annualized hurdle rate of 5%) (the “Hurdle Rate”), subject to a “catch up” feature, which allows the Investment Adviser to recover foregone Incentive Fees that were previously limited by the Hurdle Rate. For purposes of the Incentive Fee, pre-incentive net investment income shall be calculated for the relevant month as of the first business day of each month. No incentive fee is payable to the Investment Adviser on capital gains whether realized or unrealized. The incentive fee is paid to the Investment Adviser as follows:

●	no incentive fee in any month in which the Pre-Incentive Fee Net Investment Income does not exceed 0.42%;

●

100% of the amount of the Pre-Incentive Fee Net Investment Income, if any, that exceeds 0.42% but is less than 0.49% in any month (5.88% annualized) is payable to the Investment Adviser; this portion of the pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 0.49%) is referred to herein as the “catch up.” The “catch up” is meant to provide the Investment Adviser with 15% of the Fund’s Pre- Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income exceeds 0.49% in any month; and

17

●

15% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser (once the hurdle is reached and the catch up is achieved, 15% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s investments. Accordingly, an increase in interest rates would make it easier for the Investment Adviser to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Investment Adviser, without interest, only if and to the extent the Fund actually receives such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the month by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such month. No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that the Fund may suffer.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver/Reimbursement”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.75% and 2.00% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through April 25, 2027. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advance written notice. For a period not to exceed three years from the date on which a Waiver/Reimbursement is made, the Investment Adviser may recoup amounts waived or assumed, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limit in effect at the time of the Waiver/Reimbursement and the Expense Limit in effect at the time of the repayment. The Expense Limitation and Reimbursement Agreement has the potential to help the Investment Adviser achieve the Hurdle Rate and collect the Incentive Fee.

For the fiscal period from July 1, 2024 (commencement of operations) through March 31, 2025, the Fund paid the Investment Adviser management fees (after waivers and reimbursements), and the Investment Adviser waived management fees and reimbursed expenses as follows:

	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
Investment Adviser	$275,572	$(275,572)	None	$0

For the fiscal period from April 1, 2025 through March 31, 2026, the Fund paid the Investment Adviser management fees (after waivers and reimbursements), and the Investment Adviser waived management fees and reimbursed expenses as follows:

	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
Investment Adviser	$729,472	$(204,039)	None	$525,433

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The Portfolio Managers

The personnel of the Investment Adviser who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Michael Peck, Brian Murphy and Robert O’Hara.

Other Accounts Managed by the Portfolio Managers(1)

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance ($mm)
1. Michael Peck	Registered Investment Companies:	9	$5,195	1	$59.9
	Other Pooled Investment Vehicles:	16	$484.4	10	$369.6
	Other Accounts:	0	$0	0	$0

2. Brian Murphy	Registered Investment Companies:	9	$5,195	1	$59.9
	Other Pooled Investment Vehicles:	23	$543.8	10	$369.6
	Other Accounts:	0	$0	0	$0

3. Robert O’Hara	Registered Investment Companies:	3	$3,805	0	$0
	Other Pooled Investment Vehicles:	6	$110.2	3	$55.7
	Other Accounts:	0	$0	0	$0

(1) As of December 31, 2025.

Conflicts of Interest

Each Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Investment Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation of the Portfolio Managers

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Adviser and to participate in the Investment Adviser’s 401(k) plan. In addition, they may receive compensation based on the overall profitability of the firm and its affiliates. Mr. O’Hara receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

Portfolio Managers’ Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1):
Michael Peck	$100,000 - $500,000
Brian Murphy	None
Robert O’Hara	None

(1) As of December 31, 2025.

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BROKERAGE

The Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Investment Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Adviser’s overall responsibilities to the Fund.

During the fiscal period from July 1, 2024 (commencement of operations) through March 31, 2026, the Fund paid no brokerage commissions.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and Shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

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General

The Fund intends to qualify as a “RIC” under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, with respect to each taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other RICs), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, although Shareholders that are corporations could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Fund may be required to liquidate positions in order to fund the repurchase of shares. The Fund will seek to manage its ability to meet the RIC requirements in light of any asset liquidations necessary to repurchase shares. However, in some circumstances, repurchases could impact the Fund’s ability to meet the above-described requirements. For example, amounts used to repurchase shares are unavailable for the Fund to use to meet its distribution requirements, or the disposition of Fund assets may affect its ability to continue to meet the asset diversification test described above.

Investment in Partnerships. The Fund will own interests in entities that are classified as partnerships for federal income tax purposes. As a partner in a partnership, the Fund will be required to recognize its allocable share of taxable income, if any, from the partnership, whether or not such income is actually distributed from the partnership to the Fund. Accordingly, the Fund may need to borrow money or dispose of its interests in underlying investment funds to make the required distributions. Additionally, the Fund may receive an allocation of items of income or deduction that are tax preferences or adjustments to income for alternative minimum tax purposes which will be passed through to Fund’s shareholders. The character of the income recognized by the partnership flows through to the Fund including for purposes of determining whether at least 90% of the income of the Fund is qualifying income. Accordingly, if a partnership derives income other than qualifying income, such income will not count toward meeting the 90% requirement. To the extent that income expected to be received from a partnership may not be qualifying income or a partnership’s underlying assets may prevent the Fund from meeting the asset diversification requirements, the Fund will limit its investments in partnerships.

Nature of Fund’s Investments. The Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely alter the characterization of certain Fund investments or distributions, (vi) and/or affect the Fund’s ability to qualify as a RIC.

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However, derivative instruments held by the Fund that are offsetting positions, such as options, as well as its investments in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” For instance, a straddle can arise if the Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Fund). The application of the straddle rules can result in loss and expense deferral, an increase in short-term capital gains instead of long-term capital gains, and for dividends to not qualify for the dividends received deduction or as qualified dividend income.

If the Fund enters into offsetting transactions with respect to the same or substantially identical property, it will be treated as if it had sold and immediately repurchased the property and must recognize gain with respect to that position. A constructive sale may include the following positions with respect to a security: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. Losses realized from a sale of a position that was previously the subject of a constructive sale will be disallowed until the position is subsequently disposed of.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (“IRS”) may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. Additionally, the Fund may invest in passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Ernst & Young LLP located at principal business address 155 North Wacker Drive, Chicago, IL 60606 serves as the Fund's independent registered public accounting firm.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

22

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services. For the fiscal period from July 1, 2024 (commencement of operations) through March 31, 2025, the Fund paid the Administrator $39,645, in accounting and administration fees.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. UMB Bank, n.a. also serves as custodian of the Cayman Subsidiary and any other wholly owned subsidiaries. Assets of the Fund are not held by the Investment Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. UMB Bank, n.a. is an affiliate of the Administrator.

DISTRIBUTOR

First Trust Portfolios L.P. (“Distributor” or “FT Portfolios”) is the Distributor of Shares and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc (“FINRA”). Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining (i) the investment policies of the Fund, (ii) which securities are to be purchased or sold by the Fund, or (iii) the valuation of the Fund’s assets and liabilities. The Distributor is affiliated with the Investment Adviser.

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES

FT Portfolios or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of the Fund and other products for which FT Portfolios serves as placement agent or distributor (collectively, “FT Portfolios Funds”) to promote the sales and retention of FT Portfolios Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that FT Portfolios or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or FT Portfolios Fund shares held in and recent net investments into FT Portfolios Funds, (ii) the value of the assets invested in the FT Portfolios Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in FT Portfolios Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell FT Portfolios Fund shares and provide services to FT Portfolios Fund shareholders, and (ix) the asset class of the FT Portfolios Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

FT Portfolios and/or its affiliates may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by FT Portfolios or an affiliate under this category of services may be charged back to the FT Portfolios Fund, subject to approval by the Board.

FT Portfolios and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the FT Portfolios Funds or that make FT Portfolios Fund shares available through certain selected FT Portfolios Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about FT Portfolios Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of FT Portfolios and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the FT Portfolios Funds out of FT Portfolios Fund assets.

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From time to time, FT Portfolios and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the FT Portfolios Funds, which may be in addition to marketing support and program servicing payments described above. For example, FT Portfolios and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing FT Portfolios Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in FT Portfolios Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the FT Portfolios Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, FT Portfolios and/or its affiliates may also pay intermediaries for enabling FT Portfolios and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. FT Portfolios and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

FT Portfolios and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various FT Portfolios Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in FT Portfolios Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by FT Portfolios and/or its affiliates.

The amounts of payments referenced above made by FT Portfolios and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the FT Portfolios Funds to its customers. The intermediary may elevate the prominence or profile of the FT Portfolios Funds within the intermediary’s organization by, for example, placing the FT Portfolios Funds on a list of preferred or recommended funds and/or granting FT Portfolios and/or its affiliates preferential or enhanced opportunities to promote the FT Portfolios Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the FT Portfolios Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the FT Portfolios Fund’s Prospectus or Prospectus because they are not paid by the FT Portfolios Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from FT Portfolios and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to FT Portfolios Fund shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser will vote such proxies in accordance with its proxy voting policies and procedures. Copies of the Investment Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

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The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at 1-(877) 779-1999, (ii) by visiting the SEC’s website at www.sec.gov, or (iii) by visiting the Investment Adviser’s website at www.firsttrustcapital.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, as of March 31, 2026, no single Shareholder beneficially owned more than 5% of the Fund’s outstanding Shares.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and financial highlights for the fiscal period from July 1, 2024 to March 31, 2025 (including the report of Ernst & Young LLP, the Fund’s independent registered public accounting firm) are available in the Fund’s Annual Report and are incorporated by reference into this SAI. The Fund's unaudited financial statements for Annual Report or the period ended September 30, 2025 are available in the Fund's Semi-Annual Report and are incorporated by reference into this SAI. No other parts of the 2025 Semi-Annual Report are incorporated herein. You may obtain the Annual Report and the Semi-Annual Report free of charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (877) 779-1999 or by following the above hyperlinks.

The Fund's unaudited interim financial statements for the period from April 1, 2025 to February 28, 2026 are included at Appendix C.

25

APPENDIX A

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

●

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii)  monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

2 The three percent (3%) limit is measured at the time of investment.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

APPENDIX B

RATINGS OF INVESTMENTS DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

1 A long-term rating can also be used to rate an issue with short maturity.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

EXHIBIT C

INTERIM FINANCIAL STATEMENTS

C-1

FIRST TRUST ENHANCED PRIVATE CREDIT FUND

Interim Report

February 28, 2026

(Unaudited)

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Enhanced Private Credit Fund

This report and the consolidated financial statements contained herein are provided for the general information of the shareholders of the First Trust Enhanced Private Credit Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

First Trust Enhanced Private Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of February 28, 2026 (Unaudited)

Principal Amount ($)			Value
		ASSET-BACKED SECURITIES — 26.2%
		Arts SPV S.r.l.
1,500,000	[1]	10.570% (3-Month Euribor+855 basis points), 11/30/2041[2,3,4]	$1,788,708
		Deutsche Bank AG
1,485,000	[1]	Series 2025-1X, Class CLN, 11.530% (3-Month Euribor+950 basis points), 10/25/2035[2,3,4,5]	1,755,094
		Fontwell II Securities 2020 Designated Activity Company
712,270	[1]	Series 2020-1 Z, 14.189% (3-Month SONIA Swap+1,020 basis points), 12/18/2028[2,3,4]	1,158,618
		Granville Ltd.
2,000,000		Series 25-1X, 10.170% (SOFR+650 basis points), 2/15/2030[2,3,4]	1,974,608
		Gregory SPV S.R.L.
1,302,720	[1]	Series 32XC, 9.766% (3-Month Euribor+775 basis points), 12/30/2045[2,3,4]	1,542,551
		Landesbank Baden-Wuerttemberg
1,477,656	[1]	Series LION-6 SNR, 9.676% (3-Month Euribor+765 basis points), 10/30/2036[2,3,4]	1,750,597
		Lloyds Bank PLC
994,806	[1]	11.325% (SONIA+735 basis points), 12/16/2030[2,3,4]	1,346,055
		Mespil Securities
481,002		Series 2021-1, Class B, 15.361% (90-Day SOFR Average+1,000 basis points), 12/8/2031[2,3,4,6]	357,112
		PYMES Magdalena
1,800,000	[1]	Series 12, Class NOTE, 9.029% (3-Month Euribor+700 basis points), 12/31/2039[2,3,4,5]	2,149,697
612,044	[1]	Series 11, Class NOTE, 8.534% (3-Month Euribor+650 basis points), 7/4/2054[2,3,4,5]	727,110
		Santander Consumer Finance, S.A.
6,614,981	[1]	Series 2024-1, 8.504% (3-Month STIBOR+665 basis points), 12/25/2034[2,3,4]	734,720
19,890,000	[1]	8.640% (3-Month CIBOR+665 basis points), 6/25/2035[2,3,4]	3,157,398
		Santander UK PLC
408,782	[1]	Series 2024-2 F, 14.950% (SONIA+0 basis points), 5/22/2034[2,3,4]	560,726
		St. Lawrence Corp.
1,000,000		Series 2023-1X, Class MEZZ, 13.480% (SOFR+975 basis points), 5/25/2033[2,3,4,5,6]	1,002,930
		Standard Chartered Bank
953,846		14.418% (3-Month Term SOFR+1,075 basis points), 4/19/2033[2,3,4]	988,830
		TOTAL ASSET-BACKED SECURITIES
		(Cost $19,750,775)	20,994,754

		BANK LOANS — 59.4%
		Accuray, Inc.
380,208		1.000%, Delay Draw, 6/5/2030[4,7]	377,852
2,621,645		14.169% Cash, 6.000% PIK, Term Loan (30-Day SOFR Average+1,050 basis points), 6/5/2030[3,4,8]	2,055,122
380,208		1.000%, Delay Draw, 6/5/2030[4,7]	—
		Byoma U.S., Inc.
3,000,000		9.658%, Term Loan (30-Day SOFR Average+600 basis points), 11/17/2027[3,4]	2,940,000

1

First Trust Enhanced Private Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of February 28, 2026 (Unaudited)

Principal Amount ($)		Value
	BANK LOANS (Continued)
	C3 Rentals, LLC
1,374,917	12.000%, Term Loan, 4/22/2027[4,9]	$1,395,541
	Catalyst Brands, LLC
8,000,000	11.825%, Term Loan, 9/17/2030[4,9]	8,000,000
	Connect America.com, LLC
1,985,000	9.422%, Term Loan, 12/31/2028[4,9]	1,913,540
	Dorel Industries, Inc.
2,000,036	12.189%, Term Loan (3-Month Term SOFR+0 basis points), 9/29/2030[3,4]	1,880,204
	Ipsen Group Holding GmbH
2,094,066	14.422% Cash, 7.250% PIK, Term Loan, 7/31/2029[4,8,9]	2,035,464
	Litigation Trust Class A- 1 DIP Interest
359,314	11.000% Cash, 10.000% PIK, 12/31/2026[4,8,9]	359,313
	Litigation Trust Class A- 2 DIP Interest
436,300	11.000% Cash, 10.000% PIK, 12/31/2026[4,8,9]	436,300
	Minds + Assembly, LLC
3,284,531	8.922%, Term Loan, 10/28/2026[4,9]	3,264,824
182,292	0.500%, Revolver, 10/28/2026[4,7]	—
	Nephorn Pharmaceuticals Corp.
4,702,957	13.185%, Term Loan, 1/31/2028[4,9]	4,679,441
	Progress Lighting, LLC
2,465,970	13.670%, Term Loan (3-Month Term SOFR+1,000 basis points), 9/18/2029[3,4]	2,407,554
	Riccobene Associates
1,310,176	8.423%, Term Loan (1-Month Term SOFR+475 basis points), 11/12/2027[3,4]	1,302,315
135,318	0.500%, Revolver, 11/12/2027[4,7]	—
280,203	8.422%, Delay Draw, 1/10/2028[4,9]	278,522
	Shryne Group, Inc.
7,265,918	14.922%, Term Loan, 5/26/2026[4,9]	7,265,918
	Sugar Creek Packing Co.
3,012,262	12.423%, Term Loan (1-Month Term SOFR+875 basis points), 1/9/2031[3,4]	2,887,214
	Summit Spine & Joint Centers
9,328	8.466%, Revolver, 3/18/2028[4,9]	9,268
1,025,830	8.466%, Term Loan, 3/18/2028[4,9]	1,019,162
310,945	1.000%, Delay Draw, 3/18/2028[4,7]	—
	West Side Holdco, LLC
2,994,102	13.000%, Term Loan, 9/3/2027[4,9]	3,143,807
	TOTAL BANK LOANS
	(Cost $47,431,725)	47,651,361

	COLLATERALIZED LOAN OBLIGATIONS — 10.7%
	ABPCI Direct Lending Fund CLO LP
2,000,000	Series 2024-19A, Class E, 11.317% (3-Month Term SOFR+765 basis points), 10/30/2036[3,4,5,10]	2,028,991

2

First Trust Enhanced Private Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of February 28, 2026 (Unaudited)

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
	Fortress Credit Opportunities CLO, LLC
1,500,000	Series 2022-19I, Class ER, 11.672% (3-Month Term SOFR+800 basis points), 10/15/2036[3,5]	$1,521,035
	MCF CLO Ltd.
2,450,000	Series 2019-1A, Class ER, 11.728% (3-Month Term SOFR+806 basis points), 4/17/2036[3,5,6,10]	2,482,695
2,500,000	Series 2018-1A, Class ER, 11.668% (3-Month Term SOFR+800 basis points), 4/18/2036[3,5,6,10]	2,530,719
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $8,512,190)	8,563,440

Number of Shares
PRIVATE INVESTMENT VEHICLES — 12.7%
INVESTMENT PARTNERSHIPS — 0.3%
N/A	[11]	APD SSC Equity LP4	249,410

Principal Amount ($)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS — 12.4%
	Fortress Credit Opportunities CLO, LLC
3,309,280	Series XXVII, 1/28/2035[4]	3,746,608
	GPG Loan Funding, LLC
516,300	4/29/2034[12]	538,793
	MCF CLO 12, LLC
2,418,014	2/24/2028[4]	2,739,368
	NXT Capital CLO, LLC
1,673,714	Series 2026-1, 6/24/2028[4]	1,838,240
	Private Credit Fund C-1 Holdco, LLC
1,052,097	Series 2023-1, 7/11/2033[12]	1,079,691
		9,942,700
	TOTAL PRIVATE INVESTMENT VEHICLES
	(Cost $9,210,290)	10,192,110

Number of Shares
	WARRANTS — 0.4%
633,932	Accuray, Inc., Expiration Date: December 31, 2028*	268,437
27,813	Dorel Industries, Inc. - Class B, Expiration Date: September 30, 2032	35,681
	TOTAL WARRANTS
	(Cost $505,078)	304,118

	SHORT-TERM INVESTMENTS — 2.5%
60,000	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 3.54%[13]	60,000

3

First Trust Enhanced Private Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of February 28, 2026 (Unaudited)

Number of Shares		Value
	SHORT-TERM INVESTMENTS (Continued)
1,969,911	UMB Bank, Money Market Special II Deposit Investment, 3.43%[13]	$1,969,911
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,029,911)	2,029,911
	TOTAL INVESTMENTS — 111.9%
	(Cost $87,439,969)	89,735,694
	Liabilities in Excess of Other Assets — (11.9)%	(9,557,098)
	TOTAL NET ASSETS — 100.0%	$80,178,596

CIBOR — Copenhagen Interbank Offered Rate
Euribor — Euro Interbank Offered Rate
LLC — Limited Liability Company
LP — Limited Partnership
PLC — Public Limited Company
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
STIBOR — Stockholm Interbank Offered Rate

* Non-income producing security.

1 Principal Amount denoted in local currency.

2 All or a portion of this investment is a holding of FTEPCF Cayman Sub1 Ltd.

3 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.

5 Callable.

6 Foreign security denominated in U.S. Dollars.

7 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment.

8 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

9 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

10 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $7,042,405, which represents 8.78% of the total net assets of the Fund.

11 Investment does not issue shares.

12 Investment valued using net asset value per share as practical expedient.

13 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

4

First Trust Enhanced Private Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of February 28, 2026 (Unaudited)

	Redemptions	Redemption			Original Acquisition
Securities With Restrictions On Redemptions	Permitted	Notice Period	Cost	Fair Value	Date
APD SSC Equity LP [1]	Not permitted	N/A	$249,410	$249,410	2/23/2026
Totals			$249,410	$249,410

[1]	Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.

5

First Trust Enhanced Private Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of February 28, 2026 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

				Currency
				Amount	Value at		Unrealized
		Currency	Settlement	Purchased/	Settlement	Value at	Appreciation
	Counterparty	Exchange	Date	(Sold)	Date	February 28, 2026	(Depreciation)
SALE CONTRACTS
Euro	BNP Paribas	EUR per USD	3/13/2026	(3,736,333)	$(4,414,476)	$(4,418,363)	$(3,887)
Euro	BNP Paribas	EUR per USD	4/15/2026	(3,737,000)	(4,377,073)	(4,425,892)	(48,819)
Euro	BNP Paribas	EUR per USD	5/15/2026	(3,607,000)	(4,296,803)	(4,277,954)	18,849
GBP	BNP Paribas	GBP per USD	3/13/2026	(715,333)	(960,335)	(964,085)	(3,750)
GBP	BNP Paribas	GBP per USD	4/15/2026	(717,000)	(964,817)	(966,430)	(1,613)
GBP	BNP Paribas	GBP per USD	5/15/2026	(872,000)	(1,191,196)	(1,175,473)	15,723
SEK	BNP Paribas	SEK per USD	3/13/2026	(2,519,000)	(273,953)	(279,274)	(5,321)
SEK	BNP Paribas	SEK per USD	4/15/2026	(1,577,000)	(172,379)	(175,134)	(2,755)
SEK	BNP Paribas	SEK per USD	5/15/2026	(2,543,000)	(286,155)	(282,862)	3,293
TOTAL SALE CONTRACTS					(16,937,187)	(16,965,467)	(28,280)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(16,937,187)	$(16,965,467)	$(28,280)

EUR - Euro

GBP - British Pound

SEK - Swedish Krona

USD - United States Dollar

6

First Trust Enhanced Private Credit Fund

CONSOLIDATED PORTFOLIO COMPOSITION

As of February 28, 2026 (Unaudited)

Country of Incorporation*	Value	Percent of Total Net Assets
Canada	$35,681	0.1%
Denmark	3,157,398	3.9%
European Union	6,836,950	8.5%
Spain	2,876,807	3.6%
Sweden	734,720	0.9%
United Kingdom	3,065,399	3.8%
United States	73,028,739	91.1%
Total Investments	89,735,694	111.9%
Liabilities in Excess of Other Assets	(9,557,098)	(11.9)%
Total Net Assets	$80,178,596	100.0%

*	This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.

See accompanying Notes to Consolidated Financial Statements.

7

First Trust Enhanced Private Credit Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of February 28, 2026 (Unaudited)

Security Type/Sector*	Percent of Total Net Assets
Asset-Backed Securities	26.2%
Bank Loans	59.4%
Collateralized Loan Obligations	10.7%
Private Investment Vehicles
Investment Partnerships	0.3%
Private Collateralized Loan Obligations	12.4%
Total Private Investment Vehicles	12.7%
Warrants	0.4%
Short-Term Investments	2.5%
Total Investments	111.9%
Liabilities in Excess of Other Assets	(11.9)%
Total Net Assets	100.0%

*	This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.

See accompanying Notes to Consolidated Financial Statements.

8

First Trust Enhanced Private Credit Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of February 28, 2026 (Unaudited)

Assets:
Investments, at value (cost $87,439,969)	$89,735,694
Unrealized appreciation on forward foreign currency exchange contracts	37,865
Cash denominated in foreign currency, at value (cost $3,132)	3,418
Receivables:
Interest	923,424
Investment securities sold	19,786
Prepaid expenses	90,261
Total Assets	90,810,448

Liabilities:
Line of credit payable (Note 12)	8,900,000
Unrealized depreciation on forward foreign currency exchange contracts	66,145
Payables:
Subscriptions received in advance	575,000
Investment securities purchased	380,208
Dividend	469,707
Incentive Fees	81,077
Management Fees	61,135
Audit fees	34,094
Tax services fees	22,750
Fund services expense	23,519
Unused line of credit fees (Note 12)	3,815
Chief Compliance Officer fees	1,352
Due to custodian	616
Accrued other expenses	12,434
Total Liabilities	10,631,852
Commitments and contingenices (Note 3 and Note 11)
Net Assets	$80,178,596

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$81,432,524
Total distributable earnings (accumulated deficit)	(1,253,928)
Net Assets	$80,178,596

Maximum Offering Price per Share:
Single Class:
Net assets applicable to shares outstanding	$80,178,596
Shares of beneficial interest issued and outstanding	8,374,092	*
Offering and redemption price per share	$9.57

*	The Fund had a 2.5-1 stock split after the close of business January 5, 2026. See Note 1 in the accompanying Notes to Financial Statements.

9

First Trust Enhanced Private Credit Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Eleven Months Ended February 28, 2026 (Unaudited)

Investment Income:
Interest (net of foreign withholding taxes of $7,425	$8,041,967
Total investment income	8,041,967

Expenses:
Incentive Fees	1,031,218
Management Fees (Note 3)	661,154
Legal fees	210,405
Pricing and research expense	155,203
Fund services expense	91,474
Interest expense (Note 12)	56,490
Audit fees	48,344
Shareholder reporting fees	42,277
Trustees' fees and expenses	30,750
Chief Compliance Officer fees	21,267
Tax services fees	14,674
Unused line of credit fees (Note 12)	11,867
Distribution fees	4,000
Insurance fees	3,877
Registration fees	3,718
Offering costs (Note 2)	3,199
Registration fees	979
Miscellaneous	877
Total expenses	2,391,773
Management Fees waived	(163,157)
Net expenses	2,228,616
Net investment income (loss)	5,813,351

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	59,963
Forward foreign currency exchange contracts	(921,901)
Foreign currency transactions	48,170
Net realized gain (loss)	(813,768)
Net change in unrealized appreciation/depreciation on:
Investments	1,544,845
Forward foreign currency exchange contracts	297,139
Foreign currency translations	(1,657)
Net change in unrealized appreciation/depreciation	1,840,327
Net realized and unrealized gain (loss)	1,026,559

Net Increase (Decrease) in Net Assets from Operations	$6,839,910

10

First Trust Enhanced Private Credit Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the
	Eleven Months Ended	For the Period July 1, 2024*
	February 28, 2026	Through
	(Unaudited)	March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$5,813,351	$2,382,618
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency transactions	(813,768)	162,098
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	1,840,327	428,742
Net increase (decrease) in net assets from operations	6,839,910	2,973,458

Distributions to Shareholders:
From net investment income	(8,053,272)	(3,023,620)
From return of capital	-	(991,981)
Total distributions to shareholders	(8,053,272)	(4,015,601)

Capital Transactions:
Net proceeds from shares sold	24,981,600	54,754,000
Reinvestment of distributions	3,536,757	2,066,116
Cost of shares redeemed	(2,904,372)	-
Net increase (decrease) in net assets from capital transactions	25,613,985	56,820,116

Total increase (decrease) in net assets	24,400,623	55,777,973

Net Assets:
Beginning of period	55,777,973	-
End of period	$80,178,596	$55,777,973

Capital Share Transactions [1]:
Shares sold	2,575,538	5,522,135
Shares reinvested	365,929	210,943
Shares redeemed	(300,453)	-
Net increase (decrease) in capital share transactions	2,641,014	5,733,078

*	Commencement of operations.

[1]	The Fund had a 2.5-1 stock split after the close of business January 5, 2026. See Note 1 in the accompanying Notes to Financial Statements.

11

First Trust Enhanced Private Credit Fund

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Eleven Months Ended February 28, 2026 (Unaudited)

Increase (Decrease) in Cash:
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$6,839,910
Adjustments to reconcile net increase (decrease) in net assets from operations net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(51,859,436)
Sales from long-term portfolio investments	19,289,431
Change in short-term investments, net	5,307,258
Net amortization on investments	(159,169)
Net realized gain (loss)	(92,274)
Net change in unrealized appreciation/depreciation	(1,841,984)
Return of capital dividends received	6,250
(Increase)/Decrease in operating assets:
Interest	68,624
Prepaid expenses	(87,450)
Prepaid offering costs	3,199
Investments securities sold	(10,132)
Increase/(Decrease) in operating liabilities:
Dividend	(89,187)
Investments purchased	380,208
Incentive Fees	(55,272)
Management Fees	61,135
Audit fees	(15,906)
Fund services expense	10,364
Tax services fees	6,750
Accrued other fees	11,434
Unused line of credit fees	3,815
Chief Compliance Officer fees	(448)
Due to custodian	616
Legal fees	(61,325)
Trustees' fees and expenses	(15,000)
Pricing and research fees	(17,364)
Shareholder reporting fees	(6,800)
Net cash provided by (used in) operating activities	(22,322,753)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	20,810,508
Payments for fund shares repurchased	(2,904,372)
Dividends paid to shareholders, net of reinvestments	(4,516,515)
Draw on line of credit	12,400,000
Repayments on line of credit	(3,500,000)
Net cash provided by (used in) financing activities	22,289,621

Net Increase (Decrease) in cash	(33,132)

Cash, cash deposited with broker and foreign currency:
Beginning of period balances:
Cash	34,443
Cash denominated in foreign currency, at value	2,107
Total beginning of period balances	36,550

End of period balances:
Cash denominated in foreign currency, at value	3,418
Total end of period balances	$3,418

Supplemental disclosure of non-cash activities:
Reinvested dividends	$3,536,757

Supplemental disclosure of cash flow information:
Interest paid	$52,675

12

First Trust Enhanced Private Credit Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Eleven Months	For the Period
	Ended	July 1, 2024*
	2/28/2026 [1]	Through
	(Unaudited)	March 31, 2025
Net asset value, beginning of period	$9.73	$10.00
Income from Investment Operations:
Net investment income (loss) [1]	0.77	0.64
Net realized and unrealized gain (loss)	0.14	0.13
Total from investment operations	0.91	0.77

Less Distributions:
From net investment income	(1.07)	(0.70)
Return of capital	-	(0.34)
Total distributions	(1.07)	(1.04)

Net asset value, end of period	$9.57	$9.73

Total return [3]	9.87%[4]	8.08%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,179	$55,778

Ratio of expenses to average net assets: [5]
Before fees waived and expenses absorbed	3.60%[6]	4.47%[6]
After fees waived and expenses absorbed	3.35%[6,7]	3.47%[6,7]
Ratio of net investment income to average net assets: [5]
Before fees waived and expenses absorbed	8.51%[6]	7.65%[6]
After fees waived and expenses absorbed	8.76%[6,7]	8.65%[6,7]
Ratio of expenses to average net assets: (excluding Incentive Fees) [5]
Before fees waived and expenses absorbed	2.05%[6]	2.80%[6]
After fees waived and expenses absorbed	1.80%[6,7]	1.80%[6,7]
Ratio of net investment income to average net assets: (excluding Incentive Fees) [5]
Before fees waived and expenses absorbed	10.06%[6]	9.32%[6]
After fees waived and expenses absorbed	10.31%[6,7]	10.32%[6,7]

Portfolio turnover rate	27%[4]	39%[4]
Senior Securities
Total borrowings (000’s) omitted)	$8,900	$-
Asset coverage per $1,000 unit of senior indebtedness[8]	$10,009	$-

*	Commencement of operations.
[1]	The Fund had a 2.5-1 stock split after the close of business January 5, 2026. See Note 1 in the accompanying Notes to Financial Statements.
[2]	Based on average shares outstanding during the period.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.11% for the eleven months ended February 28, 2026, and would have remained the same for the period ended March 31, 2025.
[6]	Annualized.
[7]	The Investment Adviser voluntarily waived its Management Fees through June 30, 2025. Amounts include the impact of this voluntary waiver. See Note 3 for more information.
[8]	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

13

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2026 (Unaudited)

Note 1 — Organization

First Trust Enhanced Private Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated April 10, 2024 (the “Declaration of Trust”). First Trust Capital Management L.P. (the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment objective is to achieve total return through income and capital appreciation. The Fund seeks to achieve its investment objective by investing across the full spectrum of structured and private credit, in which the focus of the Fund will be to offer exposure to both bank syndicated and non-bank originated debt instruments. Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of private credit instruments.

On December 3, 2025, the Trust’s Board approved a two and a half for one share split for shares, effective after the close of business on January 5, 2026. On January 6, 2026, shareholders will be deemed to hold two and a half Fund shares for every one Fund share previously held as of the close of business on January 5, 2026. The share split did not change the total value of the shareholders’ investments in each Fund. This share split has been retroactively adjusted in the financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.

(a) Consolidation of Subsidiary

The Fund may make investments through its subsidiary, FTEPCF Cayman Sub1 Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of FTEPCF Cayman Sub1 Ltd. All inter-company accounts and transactions have been eliminated in consolidation. FTEPCF Cayman Sub1 Ltd. is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of February 28, 2026, the net assets of FTEPCF Cayman Sub1 Ltd. were $21,312,755, representing 23.47% of the Fund’s consolidated total net assets.

FTEPCF Cayman Sub1 Ltd. is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The subsidiary has elected to be disregarded as an entity separate from the Fund for U.S. federal income tax purposes.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its Consolidated Financial Statements. The preparation of Consolidated Financial Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Consolidated Financial Statements. Actual results could differ from these estimates.

14

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

(a) Valuation of Investments

UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on the last day of each month and at such other times as the Fund’s Board of Trustees (the “Board,” and the members thereof, the “Trustees”) may determine, including in connection with repurchases of Fund shares (“Shares”), in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets by utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined.

Fixed-income securities, except for private debt investments discussed below, with a remaining maturity of sixty (60) days or more, will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect fair value will be valued based upon broker-supplied quotations provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost.

15

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to, changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to U.S. Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semi-annually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

The Fund values its investments in private investment funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) at the value determined by each private investment fund in accordance with such private investment fund’s valuation policies and reported at the time of the Fund’s valuation. The Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund. Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular private investment fund under consideration.

The Fund will generally value shares of open-end and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.

Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

16

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Private Investment Funds

The Fund may invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private investment funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Fund shareholders (“Shareholders”). A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of such private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“Forward Contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, which are subject to the risk of foreign exchange rate fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on Forward Contracts. The Fund records realized gains or losses at the time the Forward Contract is settled. Counter parties to these Forward Contracts are major U.S. financial institutions.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

17

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for Consolidated Financial Statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

ASC 740 Income Taxes, (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on July 1, 2024 through March 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund intends to make monthly distributions to Shareholders equal to 12% annually of the Fund’s NAV per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for Consolidated Financial Statement and tax purposes.

For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income.

The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gains, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). The Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

A Shareholder whose Shares are registered in their own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.

18

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

(h) Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements and legal services in connection with the initial meeting of the Board. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Private Placement Memorandum, Statement of Additional Information and/or marketing materials and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs reflected in the Consolidated Statement of Operations are $0 and $3,199, respectively.

Organizational costs are expensed as they are incurred. Offering costs are amortized to expense over twelve months on a straight-line basis.

(i) Segments

The Fund has adopted Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segments Disclosures (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The total return and performance is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and segment expenses are listed on the accompanying Consolidated Statement of Operations.

Note 3 – Investment Advisory and Other Agreements and Activity with Affiliates

The Fund has entered into an investment advisory agreement (the “Agreement”) with the Investment Adviser. Pursuant to the Agreement, the Fund has agreed to pay the Investment Adviser a monthly fee, in arrears, equal to 1.00% on an annualized basis of the Fund’s net assets determined as of month-end (the “Management Fee”), subject to certain adjustments. The Investment Adviser voluntarily waived its Management Fees through June 30, 2025. The Investment Adviser terminated this voluntary reduction effective July 1, 2025. The Investment Adviser will not seek recoupment of Management Fees it waived pursuant to this voluntary waiver. The Investment Adviser waived its Management Fees totaling $163,157 under this voluntary arrangement.

19

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

Under the terms of the Agreement, the Fund also pays the Investment Adviser an incentive fee (the “Incentive Fee”). The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 15.0% of the Fund’s realized “Pre-Incentive Fee Net Investment Income” for the immediately preceding month, subject to the Hurdle Rate, defined and described below. “Pre-Incentive Fee Net Investment Income” is defined as interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees that the Fund (or its wholly-owned subsidiary) receives from portfolio companies) accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Management Fee, expenses and fees payable to UMBFS, any interest expense and dividends paid on any issued and outstanding preferred Shares and credit agreements, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature, accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation. The Incentive Fee attributable to Pre-Incentive Fee Net Investment Income that is paid to the Investment Adviser in a given month may be calculated on the basis of an amount that is greater than the amount of net investment income actually received by the Fund for such month. Payment of the Incentive Fee shall be subject to a Hurdle Rate, expressed as a rate of return on the Fund’s net assets equal to 0.42% per month (or an annualized Hurdle Rate of 5%) (the “Hurdle Rate”), subject to a “catch up” feature. For purposes of the Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the fund as of the first business day of each month. No Incentive Fee is payable to the Investment Adviser on capital gains whether realized or unrealized.

The portion of such Incentive Fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Investment Adviser, without interest, only if and to the extent the Fund actually receives such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the month by the net amount of the reversal (after taking into account the reversal of Incentive Fees payable) and would result in a reduction of the Incentive Fees for such month. No Incentive Fee is payable to the Investment Adviser on capital gains, whether realized or unrealized. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that the Fund may suffer. For the eleven months ended February 28, 2026, the Investment Adviser earned Incentive Fees totaling $1,031,218. The voluntary waiver of Investment Management Fees may help the Investment Adviser achieve the Hurdle Rate and collect the Incentive Fee.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.00% of the average daily net assets of the Fund (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and (ii) the Expense Limit in effect at the time of the recoupment. The initial term of the Expense Limitation and Reimbursement Agreement was through April 25, 2025. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advance written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, total annual expenses (after fee waivers and expense reimbursements) are expected to exceed 2.00%.

First Trust Portfolios L.P., an affiliate of the Investment Adviser, currently serves as the Fund’s distributor. UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

A Trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or the Investment Adviser. For the eleven months ended February 28, 2026, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the eleven months ended February 28, 2026 are reported on the Consolidated Statement of Operations.

20

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

Note 4 – Federal Income Taxes

The Fund intends to elect to be treated and qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes out all of its income and gains each year.

At September 30, 2025, gross unrealized appreciation and depreciation of based on cost for federal income tax purposes, were as follows:

Cost of investments	$74,622,472

Gross unrealized appreciation	$2,466,483
Gross unrealized depreciation	(298,665)

Net unrealized appreciation on investments	$2,167,818

The difference between cost amounts for Consolidated Financial Statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

As of March 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(202,141)
Unrealized appreciation/(depreciation) on investments	720,469
Other temporary differences	(558,894)
Total accumulated earnings/(deficit)	$(40,566)

The tax character of distributions paid during the period from the commencement of July 1, 2024 through March 31, 2025 were as follows:

Distribution paid from:	2025
Ordinary income	$3,023,620
Net long-term capital gains	-
Tax return of capital	991,981
Total taxable distributions	$4,015,601

As of March 31, 2025, the Fund had $35,375 in short-term and $0 in long-term net capital loss carryover. As of March 31, 2025, $166,766 of qualified late-year ordinary losses are deferred until fiscal year 2026 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the next taxable year.

Note 5 – Investment Transactions

For the eleven months ended February 28, 2026, purchases and sales of investments, excluding short-term investments, were $51,859,435 and $19,289,431, respectively.

21

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Note 7 – Repurchase of Shares

At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting tender offers every six months occurring on the last business day of June and December. In each tender offer, the Fund may offer to repurchase its Shares at their NAV as determined as of the relevant valuation date. Each tender offer will be for an amount up to 3.5% of the Fund’s Shares outstanding. If the number of Shares tendered for repurchase exceeds the number the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Repurchases will be made at such times and on such terms as maybe determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. The Fund may choose not to conduct a tender offer of its outstanding Shares or may choose to conduct a tender offer for less than 3.5% of its outstanding Shares. Investors may not have access to the money invested in the Fund for an indefinite time.

The results of the repurchase offers conducted during the eleven months ended February 28, 2026, are as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	May 16, 2025	December 1, 2025
Repurchase Request Date	June 30, 2025	December 31, 2025
Repurchase Pricing Date	June 30, 2025	December 31, 2025
Net Asset Value as of Repurchase Pricing Date	$24.28	$24.11
Amount Repurchased	$2,348,908	$555,464
Percentage of Outstanding Shares Repurchased	3.47%	0.70%

Note 8 – Fair Value Measurements and Disclosure

ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

22

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

In accordance with ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient are not included in the fair value hierarchy. As such, investments in Private Collateralized Loan Obligations with a fair value of $1,618,484 are excluded from the fair value hierarchy as of September 30, 2025.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$-	$-	$20,994,754	$20,994,754
Bank Loans	-	-	47,651,361	47,651,361
Collateralized Loan Obligations	-	6,534,449	2,028,991	8,563,440
Private Investment Vehicles
Investment Partnerships	-	-	249,410	249,410
Private Collateralized Loan Obligations	-	-	8,324,216	8,324,216
Warrants	-	304,118	-	304,118
Short-Term Investments	2,029,911	-	-	2,029,911
Subtotal	$2,029,911	$6,838,567	$79,248,732	$88,117,210
Private Investment Vehicles
Private Collateralized Loan Obligations				1,618,484
Total Investments				$89,735,694
Other Financial Instruments**
Forward foreign currency contracts	$-	$37,865	$-	$37,865
Total Assets	$2,029,911	$6,876,432	$79,248,732	$89,773,559

Liabilities
Other Financial Instruments**
Forward foreign currency contracts	$-	$66,145	$-	$66,145
Total Other Financial Instruments	$-	$66,145	$-	$66,145
Total Liabilities	$-	$66,145	$-	$66,145

** Other financial instruments are derivative instruments such as forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/ (depreciation) on the instrument.

23

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Bank Loans	Collateralized Loan Obligations	Private Investment Vehicles
Balance as of March 31, 2025	$-	$28,894,483	$-	$-
Transfers into Level 3	12,143,858	-	-	6,485,975
Transfers out Level 3	-	-	-	-
Net gains (losses) for the period	-	(179,127)	-	-
Purchases	8,850,896	18,936,005	2,028,991	2,087,651
Sales	-	-	-	-
Balance as of February 28, 2026	$20,994,754	$47,651,361	$2,028,991	$8,573,626
Change in unrealized gains (losses) for the period for assets held at the end of the reporting period	1,020,634	(477,120)	(3,468)	879,253

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2026:

Investments	Fair Value	Valuation Technique(s)	Unobservable Inputs	Range of Input	Weighted average	Impact on Valuation from an Increase in Input
Asset-Backed Securities	11,258,802	Discounted Cash Flow	Discount Margin	6.50%-8.25%	7.19%	Decrease
			Discount Rate	0.1%-0.85%	0.63%	Decrease
	9,735,952	Discounted Cash Flow	Discount Margin	5.76% - 8.37%	7.10%	Decrease
			Discount Rate	0.19% -2.74%	0.69%	Decrease
			Correlation	50%	50%	Decrease
			Weighted Average Pool Credit Spread	106%	119%	Decrease
Bank Loans	32,010,636	Discounted Cash Flow	Discount Rates	10.58%-22.11%	17%	Decrease
	5,874,090	Income Approach	Market Yield	8.25%-9.50%	8.96%	Increase
	3,939,421	Liquidation Approach	Expected Sale Proceeds	N/A	N/A	Increase
	5,827,214	Transaction Price	Transaction Price	N/A	N/A	Increase
Collateralized Loan Obligations	2,028,991	Discounted Cash Flow	Discount Rates	15.10%	15.10%	Decrease
Private Investment Vehicles	8,324,216	Discounted Cash Flow	Discount Rates	17.8%-21.50%	19.63%	Decrease
	249,410	Transaction Price	Transaction Price	N/A	N/A	Increase

24

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

Note 9 – Derivatives and Hedging Disclosures

ASC 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of February 28, 2026, by risk category are as follows:

Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Assets
Foreign exchange	$37,865	$37,865
	$37,865	$37,865
Liabilities
Foreign exchange	$66,145	$66,145
	$66,145	$66,145

The effects of derivative instruments on the Consolidated Statement of Operations for the eleven months ended February 28, 2026, by risk exposure are as follows:

Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Realized Gain (Loss) on Derivatives
Foreign exchange	$(921,901)	$(921,901)
	$(921,901)	$(921,901)

Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Foreign exchange	$297,139	$297,139
	$297,139	$297,139

The notional amount and the number of contracts as of February 28, 2026 are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments for the period ended February 28, 2026 are as follows:

25

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

Derivatives not designated as hedging instruments
Forward Foreign Currency Exchange Contracts	Notional amount	$(15,322,723)

Note 10 - Disclosures about Offsetting Assets and Liabilities

ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The Fund mitigates credit risk with respect to over-the-counter (“OTC”) derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Unrealized Appreciation/ Depreciation on Forward Foreign Currency Exchange Contracts	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Forward foreign currency exchange contracts – assets	BNP Paribas	$37,865	$(37,865)	$-	$-
Forward foreign currency exchange contracts – liabilities	BNP Paribas	$66,145	$37,865	$-	$(28,280)

* Amounts relate to Master Netting Agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Adviser to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

** Amounts relate to Master Netting Agreements and collateral agreements which have been determined by the Investment Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

26

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

Note 11 –Commitments

Bank Loans and Collateralized Loan Obligations may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of February 28, 2026, are as follows:

Unfunded Commitment
Bank Loans
Accuray, Inc.	$380,208
Minds + Assembly, LLC	182,292
Riccobene Associates	135,318
Summit Spine & Joint Centers	310,945
Total Unfunded Commitments	$1,008,763

Note 12 – Credit Agreements

The Fund, as the borrower, has entered into a credit agreement (the “TriState Agreement”), with TriState Capital Bank as the lender. The Tristate Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $5,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Tristate Agreement is January 21, 2026. In connection with the Tristate Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3 to 1 at any time. The Tristate Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Tristate Agreement immediately due and payable. The Fund’s obligations to the lender under the Tristate Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.

For the 142 days that the TriState agreement was available, the Fund incurred a cost related to the setup and maintenance of the Tristate Agreement as reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 49 day the Fund had outstanding borrowings were 6.823%, $1,242,857, $4,000,000, and $11,384, respectively. As of February 18, 2026, the Fund terminated the Tristate Agreement.

The Fund, as the borrower, has entered into a credit agreement (the “PNC Agreement”), with PNC Bank, National Association as the lender. The PNC Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $15,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the PNC Agreement is February 19, 2029. In connection with the PNC Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3 to 1 at any time. The PNC Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the PNC Agreement immediately due and payable. The Fund’s obligations to the lender under the PNC Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.

27

First Trust Enhanced Private Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

February 28, 2026 (Unaudited)

For the 9 days that the PNC agreement was available the Fund incurred a cost related to the setup and maintenance of the PNC Agreement as reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 9 day the Fund had outstanding borrowings were 6.104%, $3,116,768, $8,900,000, and $4,865, respectively. As of February 28, 2026, the Fund had $8,900,000 in outstanding borrowings.

Note 13 – Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

No guarantee or representation is made that the investment program will be successful.

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, recessions or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 14 – Events Subsequent to the Period End

In preparing these Consolidated Financial Statements, management has evaluated subsequent events through the date of issuance of the Consolidated Financial Statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Consolidated Financial Statements.

28

PART C: OTHER INFORMATION

First Trust Enhanced Private Credit Fund

(the “Registrant”)

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

The audited financial statements of the Registrant for the fiscal period ended March 31, 2025, including the report of Ernst & Young LLP, the Registrant’s independent registered public accounting firm, are incorporated by reference to N-CSR (Reg. 811-23963) as previously filed on June 9, 2025.

The unaudited semi-annual financial statements of the Registrant for the fiscal period ended September 30 2025, are incorporated by reference to N-CSRS (Reg. 811-23963) as previously filed on December 8, 2025.

The Fund’s unaudited interim financial statements for the period from April 1, 2025 to February 28, 2026 are included as Appendix C to Part B of the Registration Statement.

(2) Exhibits

(a)(1)	Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on June 18, 2024.

(a)(2)	Certificate of Trust dated April 10, 2024 is incorporated by reference to Exhibit 2(a)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed as of May 6, 2024.

(b)	By-Laws are incorporated by reference to Exhibit (b) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on June 18, 2024.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Management Agreement is incorporated by reference to Exhibit (g) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on June 18, 2024.

(h)(1)	Distribution Agreement to be filed by amendment.

(h)(1)	Distribution and Service Plan is filed herewith.

(i)	Not applicable.

(j)	Custody Agreement is incorporated by reference to Exhibit (j) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on June 18, 2024.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement is incorporated by reference to Exhibit (k)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on June 18, 2024.

(k)(2)	Joint Insured Bond Agreement is incorporated by reference to Exhibit (k)(2) to the Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on July 29, 2025.

(k)(3)	Joint Liability Insurance Agreement is incorporated by reference to Exhibit (k)(3) to the Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on July 29, 2025.

(k)(4)	Platform Management Agreement is incorporated by reference to Exhibit (k)(4) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on June 18, 2024.

(k)(5)	Expense Limitation and Reimbursement Agreement to be filed by amendment.

(k)(6)	Multiple Class Plan is filed herewith.

(k)(7)	Senior Secured Credit Agreement dated as of February 18, 2026, by and between Registrant and PNC Bank, National Association as previously filed on March 11, 2026.

(l)	Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit (r)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on June 18, 2024.

(r)(2)	Code of Ethics of First Trust Capital Management L.P. is incorporated by reference to Exhibit (r)(2) to the Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on July 29, 2025.

(r)(3)	Code of Ethics of First Trust Portfolios L.P. is incorporated by reference to Exhibit (r)(3) to the Registration Statement on Form N-2 (Reg. No. 811-23963) as previously filed on July 29, 2025.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Audit	$50,000
Fund services expense	$39,645
Legal fees	$242,833
Printing fees	$23,034
Blue Sky fees	$3,395
Trustee' fees and expenses	$45,937
Total	$404,844

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical or substantially identical to the board of trustees and/or board of managers and/or board of directors of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds. FTEPCF Cayman Sub1 Ltd is a wholly-owned and controlled subsidiary of the Registrant formed under the laws of the Cayman Islands.

Item 29. Number of Holders of Securities

Number of Shareholders*
462

*        As of March 31, 2026.

Item 30. Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5	Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, First Trust Capital Management L.P. (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-122924), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at:

1.	UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

2.	First Trust Capital Management L.P.
225 W. Wacker Drive, Suite 2160
Chicago, IL 60606

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	(a)	that for the purpose of determining any liability under the Securities Act, any information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

	(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago in the State of Illinois on the 13th day of April, 2026.

First Trust Enhanced Private Credit Fund

By:	/s/ Michael Peck
Name: Michael Peck
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Michael Peck	President	April 13, 2026
Michael Peck

/s/ Chad Eisenberg	Treasurer	April 13, 2026
Chad Eisenberg

* Terrance P. Gallagher	Trustee	April 13, 2026
Terrance P. Gallagher

* David G. Lee	Trustee	April 13, 2026
David G. Lee

* Robert Seyferth	Trustee	April 13, 2026
Robert Seyferth

* Gary Shugrue	Trustee	April 13, 2026
Gary Shugrue

By:	/s/ Ann Maurer
Ann Maurer
Attorney-In-Fact (pursuant to Power of Attorney)

Exhibit Index

(h)(1)	Distribution and Service Plan

(k)(6)	Multiple Class Plan

(l)	Consent of Counsel

(n)	Consent of Ernst & Young LLP